SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14(a) INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF
1934, AS AMENDED

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[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ReGen Biologics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.

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REGEN BIOLOGICS, INC.

509 Commerce Street
1st Floor, East Wing
Franklin Lakes, New Jersey 07417

April   , 2004

Dear Stockholder:

      You are cordially invited to attend the ReGen Biologics, Inc. Annual Meeting of Stockholders to be held on May 25, 2004 at 2:00 p.m. Eastern time at the offices of our legal counsel, Shaw Pittman, LLP, located at 335 Madison Avenue 26th Floor, New York, New York 10017.

      The matters proposed for consideration at the meeting are:

•	the election of Gerald E. Bisbee, Jr., Ph.D., Abhi Acharya, Ph.D., Alan Baldwin, Richard Fritschi, Robert G. McNeil, Ph.D., and J. Richard Steadman, M.D. as directors for the next year;

•	the one for eight reverse stock split of all of ReGen’s issued and outstanding Common Stock, subject to the authority of the Board;

•	the approval of the proposal to amend our Employee Stock Option Plan;

•	the approval of the proposal to amend our Non-Employee Director Stock Option Plan;

•	the ratification of the appointment of Ernst & Young LLP as our independent accountants for the current fiscal year; and

•	the transaction of such other business as may come before the meeting or any adjournment thereof.

      The accompanying Notice of Annual Meeting of Stockholders and proxy statement discuss these matters in further detail. We urge you to review this information carefully.

      Pursuant to the terms of the stockholders agreement among certain ReGen stockholders, the parties to the stockholders agreement have agreed to vote their shares in favor of the election of directors listed above and in favor of the reverse stock split. The parties to the stockholders agreement currently hold approximately 41.9% of the issued and outstanding voting capital stock of our company. The parties to the stockholders agreement are not bound to vote in any way on any other proposals.

      You will have an opportunity to discuss each item of business described in the Notice of Annual Meeting of Stockholders and proxy statement and to ask questions about us and our operations.

      It is important that your shares be represented and voted at the annual meeting. Whether or not you plan to attend, please sign and promptly return the enclosed proxy card using the envelope provided. If you do attend the annual meeting, you may withdraw your proxy and vote your shares in person.

Sincerely,

/s/ GERALD E. BISBEE, JR., PH.D.
Gerald E. Bisbee, Jr., Ph.D. Chairman and Chief Executive Officer

REGEN BIOLOGICS, INC.

509 Commerce Street
1st Floor, East Wing
Franklin Lakes, New Jersey 07417

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 25, 2004

       The Annual Meeting of Stockholders of ReGen Biologics, Inc. will be held on May 25, 2004 at 2:00 p.m. Eastern time at the offices of our legal counsel, Shaw Pittman, LLP, located at 335 Madison Avenue, 26th Floor, New York, New York 10017, for the following purposes:

1.	To elect Gerald E. Bisbee, Jr., Ph.D., Abhi Acharya, Ph.D., Alan Baldwin, Richard Fritschi, Robert G. McNeil, Ph.D., and J. Richard Steadman, M.D. as directors for the next year;

2.	To approve a one for eight reverse stock split of all of ReGen’s issued and outstanding Common Stock, subject to the authority of the Board;

3.	To approve the proposal to amend our Employee Stock Option Plan;

4.	To approve the proposal to amend our Non-Employee Director Stock Option Plan;

5.	To ratify the appointment of Ernst & Young LLP as our independent accountants for the current fiscal year; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Pursuant to the terms of the stockholders agreement among certain ReGen stockholders, the parties to the stockholders agreement have agreed to vote their shares in favor of the election of directors listed above and in favor of the reverse stock split. The parties to the stockholders agreement currently hold approximately 41.9% of the issued and outstanding voting capital stock of our company. The parties to the stockholders agreement are not bound to vote in any way on any other proposals.

      The Board has fixed the close of business on April 20, 2004 as the record date for us to determine those stockholders entitled to notice and those stockholders entitled to vote at the Annual Meeting of Stockholders. We request that all stockholders, whether or not you expect to attend the meeting, sign the enclosed proxy and return it as promptly as possible in the accompanying stamped envelope. You may revoke your proxy at any time before it is voted. If you are present at the meeting, you may vote your shares in person and the proxy will not be used. You are respectfully urged to read the proxy statement contained in this booklet for further information concerning the matters to be acted upon at the annual meeting and the use of the proxy.

By Order of the Board,

/s/ GERALD E. BISBEE, JR., PH.D.
Gerald E. Bisbee, Jr., Ph.D. Chairman and Chief Executive Officer

April   , 2004

IMPORTANT — PLEASE MAIL YOUR SIGNED PROXY CARD

PROMPTLY IN THE ENCLOSED ENVELOPE

TABLE OF CONTENTS

BENEFICIAL OWNERSHIP	3

ELECTION OF DIRECTORS	6

EXECUTIVES	10

EXECUTIVE COMPENSATION	12

OPTION GRANTS	12

AGGREGATE OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES	13

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	13

REPORT OF THE AUDIT COMMITTEE	16

COMPARATIVE STOCK PRICE PERFORMANCE GRAPH	17

REGEN STOCKHOLDERS AGREEMENT	18

RATIFICATION OF PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO EFFECT A ONE FOR EIGHT REVERSE STOCK SPLIT	19

RATIFICATION OF PROPOSAL TO AMEND OUR EMPLOYEE STOCK OPTION PLAN	20

RATIFICATION OF PROPOSAL TO AMEND OUR NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN	23

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS	27

DEADLINE FOR STOCKHOLDERS PROPOSALS	28

ADDITIONAL INFORMATION	29

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	29

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	30

APPENDIX A	A-1

APPENDIX B	B-1

APPENDIX C	C-1

REGEN BIOLOGICS, INC.

509 Commerce Street
1st Floor, East Wing
Franklin Lakes, New Jersey 07417

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 25, 2004

       This proxy statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of ReGen Biologics, Inc. to be held on May 25, 2004 at 2:00 p.m. Eastern time at the offices of our legal counsel, Shaw Pittman, LLP, located at 335 Madison Avenue, 26th Floor, New York, New York 10017.

      The matters proposed for consideration at the meeting are:

•	the election of Gerald E. Bisbee, Jr., Ph.D., Abhi Acharya, Ph.D., Alan Baldwin, Richard Fritschi, Robert G. McNeil, Ph.D., and J. Richard Steadman, M.D. as directors for the next year;

•	the one for eight reverse stock split of all of ReGen’s issued and outstanding Common Stock, subject to the authority of the Board;

•	the approval of the proposal to amend our Employee Stock Option Plan;

•	the approval of the proposal to amend our Non-Employee Director Stock Option Plan;

•	the ratification of the appointment of Ernst & Young LLP as our independent accountants for the current fiscal year; and

•	the transaction of such other business as may come before the meeting or any adjournment thereof.

      Pursuant to the terms of the stockholders agreement among certain ReGen stockholders, the parties to the stockholders agreement have agreed to vote their shares in favor of the election of directors listed above and in favor of the reverse stock split. The parties to the stockholders agreement currently hold approximately 41.9% of the issued and outstanding voting capital stock of our company. The parties to the stockholders agreement are not bound to vote in any way on any other proposals.

      This proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the enclosed proxy card are being mailed to stockholders on or about April   , 2004. The enclosed proxy card is solicited by our Board and will be voted at the annual meeting and any adjournments thereof. Shares represented by a properly executed proxy card in the accompanying form will be voted at the annual meeting in accordance with any instructions specified by the stockholder. If no instructions are given, the stockholder’s shares will be voted in accordance with the recommendations of the Board “FOR” each of the proposals presented in this proxy statement. Those recommendations are described later in this proxy statement.

      The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business. Votes cast in person or by proxy, abstentions and broker non-votes (which we define below) will be tabulated by the inspectors of election and will be considered in the determination of whether a quorum is present at the annual meeting. The inspectors of election will treat shares represented by executed proxies that abstain as shares that are present and entitled to vote for purposes of determining the approval of such matter. If, with respect to any shares, a broker or other nominee submits a proxy card indicating that instructions have not been received from the beneficial owners or the persons entitled to vote and that such broker or other nominee does not have discretionary authority to vote such shares (a “broker non-vote”) on one or more proposals, those shares will not be treated as present and entitled to vote for purposes of determining the approval of any such proposal.

      The proxy may be revoked at any time before it is exercised by delivering a written notice of revocation to our Corporate Secretary. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to our Corporate Secretary at our principal executive offices as follows: 509 Commerce Street, 1st Floor, East Wing, Franklin Lakes, New Jersey 07417, Attention: Corporate Secretary. If you attend the annual meeting in person, you may revoke your proxy by either giving notice of revocation to the inspectors of election at the annual meeting or by voting at the annual meeting in person. The only items of business that the Board intends to present or knows will be presented at the annual meeting are the items discussed in this proxy statement. The proxy confers discretionary authority upon the persons named in it, or their substitutes, to vote on any other items of business that may properly come before the meeting. All holders of record of our common stock at the close of business on April 20, 2004 will be eligible to vote at the annual meeting. As of March 31, 2004 we had 29,388,831 shares of common stock issued, 29,370,716 shares of common stock outstanding, and 37,544,504 shares of Series A and Series C preferred stock issued and outstanding. The holders of our preferred stock have the right to vote together with the holders of our common stock on an as-converted basis. Each share of common stock and preferred stock is entitled to one vote.

BENEFICIAL OWNERSHIP

      The following table sets forth certain information regarding the beneficial ownership of the shares of our common stock and preferred stock as of March 31, 2004 by:

•	each person we know to beneficially own more than 5% of our voting stock,

•	each director and nominee for director,

•	each of our executive officers named in the Summary Compensation Table under “Executive Compensation,” and

•	all of our directors, nominees for directors and executive officers as a group.

      The number of shares of common stock outstanding on March 31, 2004 was 29,370,716 shares. The number of shares of Series A and Series C preferred stock outstanding on March 31, 2004 was 37,544,504 shares. Except as noted, all information with respect to beneficial ownership has been furnished by the respective director, executive officer or beneficial owner of more than 5% of our common stock, or is based on filings with the Securities and Exchange Commission. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the common stock has been determined for this purpose in accordance with the Securities Exchange Act of 1934, as amended, which provides, among other things, that a person is deemed to be the beneficial owner of the common stock if that person, directly or indirectly, has or shares voting power or investment power with respect to such stock or has the right to acquire such ownership within sixty days. Accordingly, the amounts shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with Securities and Exchange Commission reporting requirements. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of the common stock. Unless otherwise indicated below, the address of those identified in the table is ReGen Biologics, Inc., 509 Commerce Street, 1st Floor, East Wing, Franklin Lakes, NJ 07417.

	Number of Shares	Percentage of
	Beneficially	Shares Beneficially
Name and Address of Beneficial Owner	Owned	Owned

Robert McNeil, Ph.D.(1)	22,508,531	32.73%

Sanderling Ventures(2)(14)	21,664,079	31.78%

Centerpulse USA Holding Co.(3)(14)	6,051,972	8.94%

L-R Global Partners, L.P.; L-R Global Fund, Ltd.(4)	4,463,289	6.67%

Gerald E. Bisbee, Jr., Ph.D.(5)	4,559,121	6.45%

J. Richard Steadman M.D.(6)(14)	3,612,773	5.30%

Brion D. Umidi(7)	987,771	1.45%

John Dichiara(8)	899,407	1.33%

William Rodkey D.V.M.(9)	690,027	1.02%

Richard Fritschi(10)	247,283	*

Alan W. Baldwin(11)	217,303	*

Abhi Acharya, Ph.D.(12)	95,893	*

All Directors and Executive Officers as a Group (nine persons)(13)	33,818,109	43.98%

*	Represents less than 1% of our outstanding stock

(1)	Includes 586,237 shares of our common stock issuable upon the exercise of vested options and 18,481 shares of our common stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2004. Also includes 21,664,079 shares of common stock beneficially owned by Sanderling Ventures. Dr. McNeil is a general partner of Sanderling Ventures and disclaims any beneficial ownership of the shares of Sanderling Ventures except to the extent of his pecuniary interest in

Sanderling Ventures arising from his role as a general partner. The address of Dr. McNeil is c/o Sanderling Ventures, 400 South El Camino Real, Suite 1200, San Mateo, CA 94402.

(2)	Includes 1,253,380 shares of common stock issuable upon exercise of vested warrants. Includes 15,774,567 shares of our preferred stock, which are convertible into shares of our common stock on a one-for-one basis. Sanderling Ventures’ stock ownership is divided among nine related entities: Sanderling Venture Partners IV Co — Investment Fund, L.P., Sanderling IV Biomedical Co — Investment Fund, L.P.; Sanderling Venture Partners V Co — Investment Fund, L.P.; Sanderling V Limited Partnership; Sanderling V Beteiligungs GmbH and Co. KG; Sanderling Venture Partners II, L.P.; Sanderling Ventures Limited, L.P.; Sanderling V Biomedical Co-Investment Fund, L.P.; and Sanderling V Ventures Management. All of these entities are limited partnerships except for Sanderling V Venture Management. Every general partner of the limited partnerships, including Dr. McNeil, would be deemed a beneficial owner of these shares under the securities laws. Dr. McNeil is also a beneficial owner of Sanderling Ventures Management V. Robert G. McNeil, Fred A. Middleton, Timothy C. Mills and Timothy J. Wollaeger share voting and investment control of the shares held by the Sanderling entities. The address of Sanderling Ventures is 400 South El Camino Real, Suite 1200, San Mateo, CA 94402.

(3)	Includes 779,082 shares of common stock issuable upon exercise of vested warrants. Includes 1,466,633 shares of our preferred stock, which are convertible into shares of our common stock on a one-for-one basis. Centerpulse is a Swiss corporation. The board of directors of Zimmer, Inc. through J. Raymond Elliott, James T. Crines and David C. Dvorak has voting and investment control of the securities held by Centerpulse USA Holding Co. The address of Centerpulse is c/o Chad F. Phipps, esq., 345 East Main Street, Warsaw, IN 46580.

(4)	Includes 3,347,467 shares of our preferred stock held by L-R Global Partners LP which are convertible into shares of our common stock on a one-for-one basis and 1,115,822 shares of our preferred stock held by L-R Global Fund, Ltd. which are convertible into shares of our common stock on a one-for-one basis. J. Murray Logan and Don LaGuardia share voting and investment control of the shares held by L-R Global Fund, Ltd. and L-R Global Partners LP. The address of L-R Global Partners, L.P. and L-R Global Fund Ltd. is 320 Park Avenue, 28th Floor, New York, NY 10022.

(5)	Includes 3,334,578 shares of our common stock issuable upon the exercise of vested options, 74,543 shares of our common stock issuable upon the exercise of options which are exercisable within 60 days of March 31, 2004 and 325,000 shares of our common stock issuable upon the exercise of vested warrants.

(6)	Includes 1,224,781 shares of our common stock issuable upon the exercise of vested options and 47,025 shares of our common stock issuable upon the exercise of options, which are exercisable within 60 days of March 31, 2004. Includes 111,582 shares of our preferred stock, which are convertible into shares of our common stock on a one-for-one basis.

(7)	Includes 966,734 shares of our common stock issuable upon the exercise of vested options and 15,460 shares of our common stock issuable upon the exercise of options, which are exercisable within 60 days of March 31, 2004. Mr. Umidi has the sole power to vote or direct the vote of and dispose or direct the disposition of 982,771 of the shares. Mr. Umidi has shared power with Greta Umidi to vote or direct the vote of and dispose or direct the disposition of 5,000 of the shares.

(8)	Includes 886,375 shares of our common stock issuable upon the exercise of vested options and 13,032 shares of our common stock issuable upon the exercise of options, which are exercisable within 60 days of March 31, 2004.

(9)	Includes 656,892 shares of our common stock issuable upon the exercise of vested options, 12,764 shares of our common stock issuable upon the exercise of options, which are exercisable within 60 days of March 31, 2004, 1,325 shares of our common stock issuable upon the exercise of vested warrants, and 5,298 shares of our preferred stock, which are convertible into shares of our common stock on a one-for-one basis.

(10)	Includes 228,802 shares of our common stock issuable upon the exercise of vested options and 18,481 shares of our common stock issuable upon the exercise of options, which are exercisable within 60 days of March 31, 2004. Mr. Fritschi has agreed to transfer these shares to Centerpulse and the Company has made the necessary provisions to allow for such transfer. Mr. Fritschi therefore disclaims any beneficial ownership of these shares. The address of Mr. Fritschi is c/o Centerpulse Orthopedics Ltd., Speerstrasse 18, 8942 Oberrieden, Switzerland.

(11)	Includes 198,822 shares of our common stock issuable upon the exercise of vested options and 18,481 shares of our common stock issuable upon the exercise of options, which are exercisable within 60 days of March 31, 2004. The address of Mr. Baldwin is c/o Alcore, Inc. 1502 Quarry Drive, Edgewood, MD 21040.

(12)	Includes 77,412 shares of our common stock issuable upon the exercise of vested options and 18,481 shares of our common stock issuable upon the exercise of options, which are exercisable within 60 days of March 31, 2004.

(13)	Includes 604,718 shares of our common stock, which Dr. McNeil may acquire pursuant to options, which are exercisable within 60 days of March 31, 2004, 3,409,121 shares of our common stock, which Dr. Bisbee may acquire pursuant to options, which are exercisable within 60 days of March 31, 2004, 1,271,806 shares of our common stock, which Dr. Steadman may acquire pursuant to options, which are exercisable within 60 days of March 31, 2004, 217,303 shares of our common stock, which Mr. Baldwin may acquire pursuant to options, which are exercisable within 60 days of March 31, 2004, 247,283 shares of our common stock, which Mr. Fritschi may acquire pursuant to options, which are exercisable within 60 days of March 31, 2004, 95,893 shares of our common stock, which Dr. Acharya may acquire pursuant to options, which are exercisable within 60 days of March 31, 2004, 982,194 shares of our common stock, which Mr. Umidi may acquire pursuant to options, which are exercisable within 60 days of March 31, 2004, 899,407 shares of our common stock, which Mr. Dichiara may acquire pursuant to options, which are exercisable within 60 days of March 31, 2004, and 669,656 shares of our common stock, which Dr. Rodkey may acquire pursuant to options, which are exercisable within 60 days of March 31, 2004. Includes 15,774,567 shares of our preferred stock, which are convertible into shares of our common stock on a one-for-one basis for Sanderling Ventures, of which Dr. McNeil is a general partner, 111,582 shares of our preferred stock, which are convertible into shares of our common stock on a one-for-one basis, for Dr. Steadman and 5,298 shares of our preferred stock, which are convertible into shares of our common stock on a one-for-one basis, for Dr. Rodkey.

(14)	As a result of the Stockholders’ Agreement, dated June 21, 2002, by and between Allen & Company, Dr. Richard Steadman, M.D., Sanderling Venture Partners IV Co-Investment Fund, L.P., Sanderling IV Biomedical Co-Investment Fund, L.P., Sanderling IV Venture Management, Sanderling Venture Partners V Co-Investment Fund, L.P., Sanderling V Biomedical Co-Investment Fund, L.P., Sanderling V Limited Partnership, Sanderling V Beteiligungs GmbH & Co. KG, Sanderling V Ventures Management and Centerpulse USA Holding Co. and amended, effective November 26, 2002 to release Allen & Company, the parties to the Stockholders’ Agreement may be deemed to be acting as a group with regard to our common stock that is beneficially owned by each of them. The aggregate amount beneficially owned by the parties to the Stockholders’ Agreement is 31,328,824, or 44.62%, of the issued and outstanding capital stock of the Company. Each of the parties to the Stockholders’ Agreement disclaims beneficial ownership of the shares beneficially owned by the others.

ELECTION OF DIRECTORS

(PROPOSAL 1)

      We will currently elect six of our seven directors to serve for a term of one year or until their respective successors are duly elected and qualified. Directors are elected by the affirmative vote of the holders of a plurality of the shares of our common stock present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions or broker non-votes will not be counted as votes for or against any nominee or director. In the event that any nominee should become unable or unwilling to serve as a director, it is the intention of the persons named in the proxy to vote for the election of such substitute nominee for the office of director as the Board may recommend. It is not anticipated that any nominee will be unable or unwilling to serve as a director.

      OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

      The names, ages, principal occupations and other information concerning the director nominees, based upon information received from them, are set forth below.

      Gerald E. Bisbee, Jr., Ph.D., 61, (President and Chief Executive Officer from 1989 to 1997 and from 2002 to present, Chairman of the Board from 1989 through 1997, and December 2000 to present, and director since 1989). Prior to joining us, Dr. Bisbee was chairman and CEO of APACHE Medical Systems, Inc., a company providing clinical trial and FDA advisory services to device and pharmaceutical companies, and an industry-leading information management system for high-cost, high-risk patients. In 1988, Dr. Bisbee became Chairman and CEO of Sequel Corporation, an orthopedic rehabilitation practice management and manufacturing company. Dr. Bisbee holds a Ph.D. from Yale University in chronic epidemiology with an emphasis in muscular-skeletal disease. His dissertation is part of the development of Diagnostic Related Groups, or DRGs. Dr. Bisbee is a co-author of the first national orthopedic study entitled, Musculoskeletal Disorders: Their Frequency of Occurrence and Their Impact on the Population of the U.S. He also holds an M.B.A. in finance and health care systems from University of Pennsylvania’s Wharton School. Dr. Bisbee is also a director of Cerner Corporation.

      J. Richard Steadman, MD, 66, (Director since 2002), Dr. Steadman conducts an orthopedic surgery practice at the Steadman Hawkins Clinic in Vail, Colorado, and is globally recognized for his expertise in sports medicine, surgery and rehabilitation. Dr. Steadman has served as a director of our Company since 1990. Dr. Steadman has received numerous national and international awards including the Albert Trillat Award for Excellence in Knee Research from the International Society for the Knee, the H. Edward Cabaud Memorial Award for Knee Research from the American Orthopedic Society for Sports Medicine, and the highly prestigious GOTS-Beiersdorf (Germany) Prize. He is also a member of the U.S. Ski Hall of Fame. Dr. Steadman holds a BS in Biology (pre-med) from Texas A&M and an M.D. from the University of Texas, Southwestern Medical School. He completed his Orthopedic Surgery Residency at Charity Hospital (LSU) in New Orleans. Pursuant to the Stockholders’ Agreement, dated June 21, 2002, by and between Dr. Richard Steadman, M.D., Sanderling Venture Partners IV Co-Investment Fund, L.P., Sanderling IV Biomedical Co-Investment Fund, L.P., Sanderling IV Venture Management, Sanderling Venture Partners V Co-Investment Fund, L.P., Sanderling V Biomedical Co-Investment Fund, L.P., Sanderling V Limited Partnership, Sanderling V Beteiligungs GmbH & Co. KG, Sanderling V Ventures Management and Centerpulse USA Holding Co. and amended, effective November 26, 2002, the parties agreed to vote their shares in favor of initially electing Dr. Steadman to the Board of Directors.

      Robert G. McNeil, Ph.D., 60, (Director since 2002), Dr. McNeil is a general partner of Sanderling Ventures and has over twenty-five years experience as an active investor and management participant in seed and early-stage biomedical companies. Dr. McNeil has served as a director of our Company since 1990. He founded Sanderling Ventures in 1979. Dr. McNeil was a seed-stage investor in Advanced Cardiovascular Systems, Inc. and Venitrex, Inc., two privately-held medical device companies. He was a founder, Chief Executive Officer and Chairman of CoCensys, the Chief Executive Officer and Chairman of Acea, and the Chairman of Peregrine Pharmaceuticals, a publicly-held company. Dr. McNeil earned his Ph.D. in the fields of molecular biology, biochemistry and genetics from the University of California, Irvine. Following his graduation, he pursued a long-time interest in investing by joining Shuman Agnew & Co., a San Francisco investment firm, where he worked as a portfolio manager and investment analyst. Dr. McNeil serves on the board of directors of one other public company, Ista Pharmaceuticals, Inc.

      Richard Fritschi, 44, (Director since 2002), Mr. Fritschi is the President of Centerpulse Orthopedics Ltd., a Zimmer Company. Previously, he served as Deputy to the President of the Joint and Fracture Care unit of Sulzer Medica. Since joining Sulzer Medica in 1991, Mr. Fritschi has served as Vice President of Finance and managed Centerpulse operations in several European countries. In 1999 he became General Manager Markets, responsible for the worldwide sales for the Joint and Fracture Care business. Mr. Fritschi is also a director of Centerpulse Orthopedics Ltd.

      Alan W. Baldwin, 67, (Director since 2000, Chairman of Audit Committee since 2002), Mr. Baldwin is presently President of Alcore, Inc., a division of the McGill Corporation. Alcore is a manufacturer of aluminum based products for use in the aircraft industry. Prior to joining Alcore, Mr. Baldwin was the Chief Executive Officer of CopperGlass Optical Solutions, Inc.; and director of Wren Associates, Ltd. Mr. Baldwin is a graduate of the U.S. Military Academy at West Point, New York and received his Masters Degree in engineering and mathematics from the University of Alabama.

      Abhi Acharya, Ph.D., 63, (Director since May 2003), Dr. Acharya served at the Office of Device Evaluation, Center for Devices and Radiological Health, FDA from 1977 to 1993 holding a variety of positions including Director, Division of Cardiovascular, Respiratory and Neurological Devices, and Chief of Surgical Devices Branch. Most recently, Dr. Acharya served as Senior Vice President, Regulatory Affairs, Quality, Clinical Research of EndoTex Interventional Systems, Vice President, Regulatory Affairs, Quality Assurance and Clinical Research of Target Therapeutics, Inc. and Senior Technical Advisor at Biometric Research Institute, Inc. Dr. Acharya has authored numerous publications, and he has received the FDA Award of Merit, the Commendable Service Award, and the Commissioner’s Special Citation. He earned his M.S. and Ph.D. in Biomedical Engineering from Northwestern University and a B.S. in Metallurgical Engineering from the Indian Institute of Technology.

Election of ReGen Board of Directors

      In the stockholders agreement discussed below, certain ReGen stockholders agreed to vote their shares in favor of specified directors. The parties to the agreement agreed to vote for a Board composed of:

      (1) the current chief executive officer of ReGen;

      (2) two designees of Sanderling Ventures;

      (3) one designee of Centerpulse USA Holding Company (formerly Sulzer Medica USA Holding Co.);

      (4) one designee elected in accordance with ReGen’s certificate of incorporation and bylaws and applicable law; and

      (5) two designees of a majority of the other five directors elected pursuant to the stockholders agreement.

      The Board is actively seeking nominees to fill the remaining vacancy on the Board. The nomination of such candidate is subject to the approval of the other five directors elected pursuant to (1) through (4) above.

      The stockholders agreement will terminate upon the earliest to occur (i) June 21, 2007, (ii) a change of control or (iii) the quotation of ReGen’s shares on the Nasdaq National Market.

      Parties to the stockholders agreement may be considered a group acting with a common intent for purposes of federal securities laws and may be required to file with the Securities and Exchange Commission and keep updated a Form 13D report of their holdings of ReGen capital stock, regardless of whether the parties would otherwise be required to file such a report.

Board and Committee Meetings

      During the 2003 fiscal year, there were six meetings of the Board, two of which were telephonic meetings. Each director attended at least 75% of the aggregate total number of the meetings of the Board during his tenure and the meetings of the Board committees on which he served during such tenure.

Committees Of The Board

      The Board has a standing Audit Committee, Compensation Committee and Marketing Committee, which deals with certain specific areas of the Board’s responsibility. The Board does not have a separate Nominating Committee.

      Audit Committee. The Audit Committee, which met five times during the 2003 fiscal year, reviews the professional services provided by our independent accountants, the independence of the accountants from our management, annual financial statements and our system of internal accounting controls. The Audit Committee also reviews such other matters with respect to our accounting, auditing and financials reporting practices and procedures as it may find appropriate or may be brought to its attention. In 2003, the members of the Audit Committee were Mr. Richard Fritschi, Dr. Robert McNeil and Mr. Alan Baldwin (who serves as the Committee’s Chairman). As independence is currently defined in Rule 4200(a)(15) of the NASD listing standards, Mr. Alan Baldwin is an independent director; Mr. Richard Fritschi, the President of Centerpulse Orthopedics Ltd, an affiliate of Centerpulse USA Holding Co., one of our largest stockholders, is not an independent director; and Dr. Robert McNeil, the general partner of Sanderling’s investment partnerships and our largest beneficial stockholder, may not be considered an independent director. Pursuant to the mandates of the Sarbanes-Oxley Act of 2002, the Company’s Board of Directors has determined that Alan Baldwin, an independent director, qualifies as an “audit committee financial expert” as such term is defined by the SEC.

      Compensation Committee. The Compensation Committee reviews Company plans and policies regarding the compensation of all Company staff, and makes recommendations as necessary to the full Board. In 2003, the Compensation Committee met two times. Dr. Robert McNeil is the sole member of the Compensation Committee.

      Marketing Committee. The Marketing Committee supervises both the CMI marketing activities in Europe (and other geographic regions outside the United States), and the preparation for marketing of the CMI in the United States after FDA approval. The Marketing Committee provides status reports and makes any necessary recommendations to the full Board. In 2003, there were no meetings of the Marketing Committee. The members of the Marketing Committee are Mr. Richard Fritschi, who serves as its Chairman, Dr. Robert McNeil, Dr. Richard Steadman and Dr. Gerald Bisbee Jr.

      Nominating Committee. During the year ended December 31, 2003, the Company’s full Board of Directors acted as a nominating committee. The Board of Directors met once during the year ended December 31, 2003 in this capacity for the purpose of considering potential nominees to the Board of Directors. Based on the Company’s size, and the size of the Board of Directors, the Board of Directors does not believe the Company would derive any significant benefit from a separate nominating committee. The members of the Board of Directors are not all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Company does not have a nominating committee charter.

      In recommending director candidates, the Board takes into consideration such factors as it deems appropriate based on the Company’s current needs. These factors may include diversity, age, skills such as understanding of the orthopedics industry and of general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate’s experience and business background, and other Board members’ experience and business background, as well as the candidate’s ability to devote the required time and effort to serve on the Board.

      The Board will consider for nomination candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the

Board for consideration as a Board of Directors’ nominee, such shareholder must submit in writing to the Board the recommended candidate’s name, a brief resume setting forth the recommended candidate’s business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. This information must be delivered to the Chairman of the Company at the Company’s address and must be received no later than the date mentioned in the most recent proxy statement under the heading “Deadline for Stockholder Proposals” as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e) to be considered as a potential Board of Directors’ nominee at the Annual Meeting of Shareholders for that year. The Board may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee’s candidates receive.

      Director candidates recommended by shareholders will not be considered for recommendation by the Board as potential Board of Directors’ nominees if the shareholder recommendations are received later than March 16, 2005. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 45 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 45 days prior to any meeting of Shareholders called for the election of Directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) any other information required by Regulation 14A under the Exchange Act. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Stockholder Communications with the Board

      Stockholders of the Company may communicate with the Board in writing addressed to:

Board of Directors c/o Corporate Secretary 509 Commerce Street 1st Floor, East Wing Franklin Lakes, New Jersey 07417

      The Secretary will review each stockholder communication. The Secretary will forward to the entire Board (or to members of a Board committee, if the communication relates to a subject matter clearly within that committee’s area of responsibility) each communication that (a) relates to the Company’s business or governance, (b) is not offensive and is legible in form and reasonably understandable in content, and (c) does not merely relate to a personal grievance against the Company or a team member or further a personal interest not shared by the other stockholders generally.

      The Company strongly encourages each of its directors to attend each Annual Meeting of the Company’s stockholders whenever attendance does not unreasonably conflict with the director’s other business and personal commitments. Gerald E. Bisbee, Jr., Ph.D., our Chairman of the Board of Directors, attended the 2003 Annual Meeting of Stockholders.

Code of Ethics

      The Board of Directors has adopted a code of ethics that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our Code of Ethics establishes standards and guidelines to assist the directors, officers, and employees in complying with both the Company’s corporate policies and with the law and is attached as Appendix A. We will disclose any amendment to the Code of Ethics or waiver of a provision of the Code of Ethics, including the name of the officer to whom the waiver was granted, on our website at www.rebenbio.com.

Director Compensation

      Directors are entitled to reimbursement of expenses for attending each meeting of the Board and each meeting of any committee. The directors elected not to receive cash compensation for the fiscal year 2003.

      Currently, our directors who are not also our employees are eligible to participate in our Non-Employee Director Stock Option Plan, as amended and restated effective January 31, 2003. A committee, composed of the Chairman of our Board and such other employee members of the Board who the Chairman may select to assist him, is responsible for administering the plan. Pursuant to the plan as currently in effect, the timing of grants and the number of underlying shares to be awarded are as determined by the Committee. The exercise price of the options and the vesting schedule are specified by the committee at the time of grant and set forth in each option agreement. Stock options granted under this plan have a term of ten years from the date of grant. We currently have reserved 1,500,000 shares of our common stock for issuance under this plan, although the Board has proposed and approved an amendment to the plan to increase the number of shares available for issuance by 1,000,000 from 1,500,000 to 2,500,000. The plan may be terminated by the Board at any time. Upon the occurrence of a change of control, as defined in the plan, all outstanding unvested options under the Non-Employee Director Stock Option Plan immediately vest.

      As noted above, our Board has proposed an amendment to our Non-Employee Director Stock Option Plan that will be voted on by the stockholders of our company. The specifics of the plan as currently in effect and with the proposed amendments are discussed in this proxy statement under Proposal 4 “Ratification of Proposal to Amend Our Non-Employee Director Stock Option Plan.” You should refer to Proposal 4 for a more complete discussion of the plan. The proposed amendments to the plan would increase the number of shares of our common stock available to be issued under the plan from 1,500,000 to 2,500,000 shares.

      Non-employee directors are also entitled to stock option grants under our Non-Employee Director Supplemental Stock Option Plan, which became effective as of January 1, 1999 and was amended and restated effective January 31, 2003. Pursuant to this plan, 500,000 shares of our common stock are issuable to individuals who are non-employee members of the Board on the date of the grant. The supplemental plan is administered by a committee composed of at least two non-employee directors. The exercise price of the options is to be at least the fair market value of our common stock on the date of grant. Stock options granted under the plan have a term and vest as set forth in each option agreement. The plan may be terminated by the Board at any time. Upon the occurrence of a change in control, all outstanding unvested options under the Non-Employee Director Supplemental Stock Option Plan immediately vest.

EXECUTIVE OFFICERS

      Gerald E. Bisbee, Jr., Ph.D., 61, Chairman, President and Chief Executive Officer. See description above.

      John Dichiara, 50, Senior Vice President Clinical and Regulatory Affairs, has over fifteen years experience in the orthopedics industry. Before joining our Company in 1999, he was the Director of Clinical Affairs at Howmedica Osteonics, Inc. where he was responsible for the integration of the clinical departments of both companies after the acquisition by Stryker, Inc. Prior to that time, he worked for the Howmedica Division of Pfizer Medical Technology from 1984 to 1998 in a series of increasingly responsible positions in Research and Development and Regulatory Affairs. As Director of Regulatory Affairs and Public Policy he was responsible for worldwide regulatory approvals for Howmedica’s orthopedic, craniomaxillofacial and neurological products. He holds a B.A. in biological science from Columbia College.

      William G. Rodkey, DVM, 57, Vice President of Scientific Affairs since February 1997. Since July 1991, he has served as Director of Basic Science Research and Educational Consultant at the Steadman Hawkins Sports Medicine Foundation and prior to that time was Chief of the Military Trauma Division for Letterman Army Institute of Research. Having conducted research regarding surgical care of trauma victims and authored numerous publications, he received the Albert Trillat Award for Excellence in Knee Research from the International Society for the Knee and twice the H. Edward Cabaud Memorial Award for Knee Research from the American Orthopaedic Society of Sports Medicine. He holds a D.V.M. from Purdue University School of Veterinary Medicine and completed his surgery residency at the University of Florida. He is board certified as a Diplomat of the American College of Veterinary Surgeons.

      Brion D. Umidi, 41, Senior Vice President, Chief Financial Officer and Chief Accounting Officer, joined our Company in July 2002. Prior to joining our Company, Mr. Umidi was the founder and President of Umidi + Company, Inc., which provides professional accounting and financial management services to growing companies. Mr. Umidi acted as a contract CFO for us since 2000. Prior to starting Umidi + Company, Mr. Umidi was the CFO, Vice President of Finance and Administration, and Treasurer of APACHE Medical Systems, Inc. Mr. Umidi is a former commercial finance loan officer with the Mercantile Safe Deposit and Trust Company in Baltimore, Maryland and a former auditor with MNC Financial, Inc. in Baltimore. He received his Bachelor of Business Administration from Loyola College in Baltimore, where he majored in accounting and finance.

EXECUTIVE COMPENSATION

      The following table summarizes, for the last three fiscal years, the compensation paid to or earned by our Chief Executive Officer and our four other highest paid executive officers serving as such as of December 31, 2003.

				All Other Compensation

				Number of
		Annual Compensation		Securities	Long Term
	Fiscal Year			Underlying	Compensation
Name and Principal Position	Ended	Salary($)	Bonus($)	Options(#)	Awards($)

Gerald E. Bisbee, Jr., Ph.D.	2003	$275,000	$68,750	1,020,662	—
Chairman and Chief Executive Officer	2002	$275,000	—	1,250,000	—
	2001	$275,000	—	—	—

John Dichiara	2003	$175,000	$35,000	230,515	—
VP, Clinical Regulatory and G&A	2002	$168,780	$30,500	356,213
	2001	$159,000	$24,000	192,465	—

William Rodkey, D.V.M.	2003	$157,237	$31,578	185,465	—
VP, Scientific Affairs	2002	$149,659	—	282,485
	2001	$142,658	—	—	—

Brion Umidi	2003	$175,000	$35,000	256,739	—
VP, Chief Financial Officer	2002	$80,208	—	818,638
	2001	—	—	82,485	—

OPTION GRANTS

      The following table shows information with respect to grants of options to the indicated executive officers for the fiscal year ended December 31, 2003.

						Potential
						Realizable
	Individual Grants					Value at Assumed
						Annual Rates of
	Number of	Percent of				Stock Price
	Securities	Total Options				Appreciation for
	Underlying	Granted to	Exercise		Market Price	Option Term(1)
	Options	Employees in	Price	Expiration	on Date of
Name	Granted	Period	($/SH)	Date	Grant	0%	5%	10%

Gerald E. Bisbee, Jr. Ph.D.	1,020,662	51.4%	$0.45	10/01/2013	$0.64	$193,926	$315,905	$503,043
John Dichiara	230,515	11.6%	$0.45	10/01/2013	$0.64	$43,798	$71,347	$113,612
William Rodkey, D.V.M.	185,465	9.3%	$0.45	10/01/2013	$0.64	$35,238	$57,403	$91,408
Brion Umidi	256,739	12.9%	$0.45	10/01/2013	$0.64	$48,780	$79,463	$126,536

(1)	Amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission’s executive compensation disclosure rules. Actual gains, if any, on stock options exercised will depend on future performance of our common stock. No assurance can be given that the amounts reflected in these columns will be achieved.

AGGREGATE OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

      The following table provides information regarding stock options held by the indicated executive officers as of December 31, 2003.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		in-the-Money Options
	Number of		Options at End of		at End of Fiscal Year
	Shares		Fiscal Year (#)		($)(1)
	Acquired on	Value
	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Gerald E. Bisbee, Jr., Ph.D.	—	—	3,221,728	1,485,969	$1,528,853	$889,289

John Dichiara	—	—	866,635	269,993	$468,312	$151,636

William Rodkey, D.V.M.	—	—	637,564	256,559	$332,266	$151,500

Brion Umidi	—	—	943,317	317,040	$701,317	$181,136

(1)	Value is calculated by subtracting the exercise price per share from the last reported market price at December 31, 2003 and multiplying the result by the number of shares subject to the option.

Executive Employment Contracts

      On June 21, 2002, in connection with the merger of Aros Corporation and ReGen Biologics, Inc., Gerald E. Bisbee, Jr., Ph.D. became our President and Chief Executive Officer. In September 1998, we entered into an employment agreement with Dr. Bisbee, as amended in March 2004, which provides for consecutive one year terms of employment which may be terminated by either party with 90 days prior written notice. According to the terms of the amended employment agreement, we will pay Dr. Bisbee a base salary of $275,000 per year, which was increased to $283,250, effective January 1, 2004, and the Compensation Committee of the Board will annually review the base salary amount. Dr. Bisbee is also eligible, based on achievement of certain performance objectives, to receive an annual bonus of up to 25% of his base salary amount. and is entitled to severance pay equal to 9 months salary plus benefits. If Dr. Bisbee is terminated without cause or is involuntarily terminated due to a change in control, he is entitled to severance pay equal to 12 months salary and benefits.

      In March 2004, we entered into an employment agreement with Brion D. Umidi, the provisions of which are deemed to have been in effect as of July 2002. The agreement provides for consecutive one year terms of employment and according to the terms of the employment agreement, Mr. Umidi’s base salary is $175,000 per year which was increased to $180,250 effective January 1, 2004, and the compensation committee of the Board will annually review the base salary amount. If Mr. Umidi is terminated without cause or a change in control results in his involuntarily termination, he is entitled to severance pay equal to 6 months salary plus benefits.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The following report of the Board shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by reference into any filing by ReGen under the Securities Act or the Exchange Act.

Executive Compensation Philosophy

      The Board is responsible for reviewing our executive compensation program and policies each year and determining the compensation of our executive officers.

      Our compensation program and policies are designed to help us attract, motivate and retain individuals of outstanding ability in key positions in order to maximize return to stockholders. The primary objectives of our executive compensation program are to:

•	provide total compensation opportunities that are competitive with opportunities provided to executives of comparable companies at comparable levels of performance;

•	ensure that our executives’ total compensation levels vary based on both our short-term financial performance and growth in stockholder value over time;

•	focus and motivate executives on the achievement of defined objectives; and

•	reward executives in accordance with their relative contributions to achieving strategic milestones and upholding key mission-related objectives.

      In designing and administering its executive compensation program, we attempt to strike an appropriate balance among these objectives.

      The Board will annually revisit the manner in which it implements our compensation policies in connection with executive staff. Our policies will continue to be designed to align the interests of our executives and senior staff with the long-term interests of the stockholders.

      Our executive compensation programs, which include no special perquisites, consist of three principal elements: base salary, short-term incentive cash payments and long-term stock options, each of which is discussed below.

Compensation

      Individual adjustments have been determined within the total executive compensation budget as approved by the Board and are based upon individual achievement and contribution. Salary and other compensation decisions have been made as part of our structured annual review process and upon the recommendation to the Board by the Compensation Committee.

Short-Term Incentive Compensation

      Our compensation philosophy has emphasized incentive pay (on a limited basis) to leverage both individual and organizational performance and to raise our total compensation position in the marketplace. Our short-term incentive compensation program rewards executives for accomplishing primarily quarterly, operational and individual objectives. The program provides varied award opportunities that correspond to each participant’s level of responsibility and influence on strategic initiatives and our operations.

Long-Term Incentive Compensation

      We designed the Employee Stock Option Plan to reward employees for long-term growth consistent with stockholder return. In 2003, our stockholders approved an increase in the number of shares authorized under the plan by 750,000 shares, bringing the number of authorized shares to 6,450,000. The ultimate value of the long-term incentive compensation awards is dependent on the actual performance of our stock price over time.

      During 2003, two employees of ReGen received a total of 294,121 stock options and four executives received stock options totaling 1,693,381 shares at a price of $0.45 per share. All such grants were subject to the terms of the Employee Stock Option Plan.

      At the annual meeting you will be asked to approve amendments to both the Employee Stock Option Plan and the Non-Employee Director Stock Option Plan. The proposed amendments will, increase the number of shares authorized to be granted under the plans. Please refer to the disclosure, which accompanies Proposal 3 and Proposal 4 for more information.

Compensation of Chief Executive Officer

      Gerald E. Bisbee, Jr., Ph.D. became our President and Chief Executive Officer in 2002. Dr. Bisbee continues to serve as our Chairman, President and Chief Executive Officer. In September 1998 we entered into an employment agreement with Dr. Bisbee, as amended in March 2004, which provides for consecutive one year terms of employment which may be terminated by either party with 90 days prior written notice. According to the terms of the amended employment agreement, we will pay Dr. Bisbee a base salary of $275,000 per year, which was increased to $283,250, effective January 1, 2004 and the Compensation Committee of the Board will annually review the base salary amount. Dr. Bisbee is also eligible, based on achievement of certain performance objectives, to receive an annual bonus of up to 25% of his base salary amount. and is entitled to severance pay equal to 9 months salary plus benefits. If Dr. Bisbee is terminated without cause or is involuntarily terminated due to a change in control, he is entitled to severance pay equal to 12 months salary and benefits.

Compensation Deductibility

      Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limit on tax deductions for annual compensation in excess of one million dollars paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of the corporation. This provision excludes certain forms of “performance based compensation” from the compensation taken into account for purposes of the limit. The Board believes that it has structured its current compensation programs in a manner to allow us to fully deduct executive compensation under Section 162(m) of the Internal Revenue Code. The Board will continue to assess the impact of Section 162(m) of the Internal Revenue Code on its compensation practices and determine what further action, if any, is appropriate.

The Compensation Committee of the Board of Directors

/s/ ROBERT G. MCNEIL, PH.D.

Robert G. McNeil, Ph.D.

REPORT OF THE AUDIT COMMITTEE

      The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by reference into any filing by ReGen under the Securities Act or the Exchange Act.

      In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of ReGen’s financial reporting processes.

      Review and Discussions with Management. The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2003 with our management.

      Review and Discussion with Independent Public Accountants. The Audit Committee has discussed with Ernst & Young LLP, our independent public accountants, the matters required to be disclosed by Statements on Auditing Standards 61, as amended (Codification of Statements on Accounting Standards), which includes, among other items, matters related to the conduct of the audit of our financial statements.

      The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, as amended (which relates to the accountant’s independence from us and our related entities), and has discussed with Ernst & Young LLP their independence from us.

      Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

The Audit Committee

/s/ ALAN W. BALDWIN

Alan W. Baldwin

/s/ RICHARD FRITSCHI

Richard Fritschi

/s/ ROBERT G. MCNEIL, PH.D.

Robert G. McNeil, Ph.D.

COMPARATIVE STOCK PRICE PERFORMANCE GRAPH

      The comparisons on the following graph and table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock. The information contained in this table shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by reference into any previous or future filings under the Securities Act or the Exchange Act.

      The following graph compares the cumulative total stockholder return on our common stock for the last five fiscal years, with the cumulative total return on the Standard & Poor’s 500 Index — U.S. index and the cumulative total return on the stock of a group of public companies in the orthopedic and biologics businesses. This peer group, which we selected, is comprised of: Exactech, Inc.; Kyphon, Inc.; Interpore International, Inc.; Curis, Inc., Anika Therapeutics, Inc. and Wright Medical Group, Inc. We did not pay any dividends during this period. The Standard & Poor’s 500 Index — U.S. index and the stock prices of the companies in the peer group are published daily.

      The graph assumes an investment of $100 in each of ReGen Biologics, Inc., the Standard & Poor’s 500 Index — U.S. index and the peer group on January 1, 1999. The comparison also assumes that all dividends are reinvested and that the peer group returns are weighted for market capitalization.

COMPARISON OF CUMULATIVE TOTAL RETURN

AMONG REGEN BIOLOGICS, INC.,
STANDARD AND POOR’S 500 INDEX AND THE PEER GROUP

COMPARISON OF CUMULATIVE TOTAL RETURNS*

Years

*TOTAL RETURN BASED ON $100 INITIAL INVESTMENT $ REINVESTMENT OF DIVIDENDS

	Jan 1,
	1999	1999	2000	2001	2002	2003

ReGen Biologics, Inc.	$100.00	$230.00	$25.00	$12.80	$65.60	$150.40

S&P 500	$100.00	$119.64	$107.51	$93.48	$71.64	$90.54

Peer Group	$100.00	$130.94	$86.19	$98.88	$80.05	$213.17

REGEN STOCKHOLDERS AGREEMENT

      Several ReGen stockholders entered into a stockholders agreement in connection with the merger of Aros Corporation and ReGen Biologics, Inc. Pursuant to the terms of the stockholders agreement these stockholders agreed to vote their shares in favor of the election of the directors at our upcoming annual meeting. The parties to the stockholders agreement currently hold approximately 41.9% of the issued and outstanding voting capital stock of our company.

      The following summary of the stockholders agreement outlines its substantive provisions.

      Voting. The parties to the stockholders agreement agreed to vote their shares in favor of certain proposals that will govern the post-merger management of our company. The stockholders agreement requires the parties to vote their shares at a special or annual meeting of the stockholders or to execute a proxy to ensure that their shares are voted at such a meeting in the specified manner.

      Members of the Board. The parties to the stockholders agreement agreed to vote such that ReGen maintains seven members of the Board of Directors. The seven directors are to be elected as follows:

•	The then-current Chief Executive Officer of ReGen, who is currently Gerald E. Bisbee, Jr., Ph.D.;

•	Two (2) designees of Sanderling Ventures, who are currently Dr. Robert G. McNeil and Abhi Acharya, Ph.D.;

•	One (1) designee of Centerpulse USA Holding Co. (formerly known as Sulzer Medica USA Holding Co.), who is currently Richard Fritschi;

•	One (1) designee elected in accordance with ReGen’s certificate of incorporation and bylaws and applicable law, who is currently Alan Baldwin; and

•	Two (2) designees of a majority of the foregoing members of the Board of ReGen, one of whom is currently Dr. Richard Steadman.

      The stockholders agreement allows the removal of a director upon the request of the party who designated the director. If a director is removed in such a manner, resigns from our Board or otherwise ceases to be a director, the party who designated that director shall have the right to designate a new individual to serve as a director.

      If a stockholder who is entitled to appoint a director pursuant to the stockholders agreement fails to designate a representative to fill a directorship, a person will be elected to fill the position in accordance with our certificate of incorporation, bylaws and applicable Delaware law.

      Reverse Stock Split. The parties to the stockholders agreement agreed to vote in favor of a reverse stock split at any meeting of the stockholders of ReGen called in accordance with ReGen’s certificate of incorporation and bylaws and applicable law.

      Legend. The stock certificates that represent the shares held by the parties to the stockholders agreement will bear a legend on the certificates stating that the ability to vote the shares is subject to the restrictions outlined in the stockholders agreement.

      Transfer of Shares. If any parties to the stockholders agreement transfer any of their ReGen shares, the party who receives the shares will be bound by all the terms of the stockholders agreement.

      Termination. The stockholders agreement will terminate upon the earliest to occur (i) June 21, 2007, (ii) a change of control or (iii) the quotation of ReGen’s shares on the Nasdaq National Market. For purposes of termination of the stockholders’ agreement, a change of control of the company means a merger or consolidation of our company wherein there is a change in ownership of a majority of our company’s capital stock; a sale or transfer of substantially all of our assets; a sale by the stockholders of our company to any non-affiliate of a majority of our shares; or a liquidation or dissolution of our company.

      Amendment. The stockholders agreement may be amended by the mutual agreement of our company and the holders of a majority of the outstanding shares of our company at the time of the proposed amendment.

RATIFICATION OF PROPOSAL TO AMEND THE COMPANY’S AMENDED AND

RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A ONE FOR
EIGHT REVERSE STOCK SPLIT

(PROPOSAL 2)

      Our Board has unanimously approved a resolution seeking approval for a 1 for 8 reverse stock split whereby each 8 shares of Common Stock currently authorized will be converted into 1 share of Common Stock.

      The proposed reverse stock split will affect all of our currently issued and outstanding Common Stock. The reverse stock split, if approved, would not affect your current ownership stake in our company, nor would it affect the ownership stakes of any other stockholder. Although there can be no assurance of the future effect on our stock price, the reverse stock split would likely increase the per share price of our Common Stock. Initially, the increase in our per share stock price would likely correspond to the reduction in the number of shares of our Common Stock that are outstanding and available for issuance.

      Our Board approved this resolution for the following reasons. First, the reverse stock split will aid our company’s efforts to have our Common Stock re-listed on the Nasdaq by increasing the per share price of our stock to meet the market’s minimum listing price. Second, our Board feels that an increased per share stock price may have the effect of making our Common Stock more attractive to individuals as well as institutional investors in the future.

      Our Board feels that having our company’s Common Stock listed on a national securities exchange or the Nasdaq is in the best interests of the long-term success of the Company. However, our Board feels that overall market conditions, the momentum in the price of our stock and other factors may impact the desired timing of effectuating the reverse stock split. Therefore, as part of this resolution, the Board will have the authority to effect the reverse split during a period of up to six months after the date of the annual meeting, and will also have the authority not to effect the reverse split in such timeframe.

      The authorization of the reverse stock split will not be subject to the “going private” rules of the Securities Exchange Act of 1934 as we do not anticipate reducing the number of stockholders in the event we effect the reverse stock split.

Fractional Shares

      We will not issue fractional shares of our Common Stock in connection with the proposed reverse stock split. Instead, in the event we consummate the reverse stock split, any fractional share that results from the proposed reverse stock split will be rounded up to the next whole share of our Common Stock. For example, a stockholder who owns 92 shares of our common stock prior to the proposed stock split will automatically own 12 shares of our common stock after the reverse stock split (not the 11.5 shares that would result from dividing 92 shares by 8). As a result, stockholders will not receive cash for fractional shares.

Appraisal Rights

      No appraisal rights are available under Delaware law or our certificate of incorporation or bylaws if you dissent from or vote against the proposal to approve the reverse stock split. Other rights or actions may exist under Delaware law for stockholders who are harmed by reverse stock splits generally. Although the nature and extent of these rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

      In the stockholder agreement discussed above, certain ReGen stockholders agreed to vote their shares in favor of a reverse stock split at any meeting of the stockholders of ReGen called in accordance with ReGen’s certificate of incorporation and bylaws and applicable law.

      Parties to the stockholders agreement may be considered a group acting with a common intent for purposes of federal securities laws and may be required to file with the Securities and Exchange Commission and keep updated a Form 13D report of their holdings of ReGen capital stock, regardless of whether the parties would otherwise be required to file such a report.

      OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO EFFECT A ONE FOR EIGHT REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK.

RATIFICATION OF PROPOSAL TO AMEND OUR EMPLOYEE STOCK OPTION PLAN

(PROPOSAL 3)

      Our Board has adopted, and recommends to the stockholders for approval, the amendment of our Employee Stock Option Plan to increase the number of shares reserved for issuance under the Employee Stock Option Plan by 3,000,000 shares from 6,450,000 to 9,450,000 shares. In the event that the amendment is not approved, the number of shares reserved for issuance under the Employee Stock Option Plan would not be increased, and the plan would remain in effect without such increase.

      The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required to approve the amendment to the Employee Stock Option Plan. An abstention will be counted as a vote against approval since it is one less vote for approval. Broker non-votes will not affect the outcome since they are not considered “shares present” for voting purposes.

Summary of the Employee Stock Option Plan

      The following summary of the material provisions of the Employee Stock Option Plan reflects the amendment proposed for approval by the stockholders at the Annual Meeting. We encourage you to review the complete text of the Employee Stock Option Plan attached as Appendix B to this proxy statement. Subject to stockholder approval of the Employee Plan, we intend to file a registration statement on Form S-8 under the Securities Act, covering the additional 3,000,000 shares of common stock issuable under the Employee Plan.

      General. The Employee Plan as adopted by the Board and approved by our stockholders became effective as of November 8, 1990 and was amended and restated effective as of April 1, 1996, May 1, 1997, December 31, 1997, February 23, 1998, January 1, 1999, April 5, 2001, June 21, 2002, January 31, 2003, and, contingent upon Stockholder approval, amended April 1, 2004. The purpose of the Employee Plan is to enable us to attract, retain and reward qualified corporate officers, managerial and other significant employees and non-employees by offering them an opportunity to have a greater proprietary interest in and a closer identity with us and our financial success.

      Eligibility. Options may be granted under the Employee Plan to any employee of the company and any non-employee who is a director, consultant or advisor to the company.

      Administration. The Employee Plan will be administered by a committee composed solely of two or more non-employee directors as defined in Rule 16b-3(b)(3) under the Exchange Act who also qualify as “outside directors” as defined in Treasury Regulation §1.162-27(e)(3). Members of the committee shall be designated by the Board. The committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Employee Plan.

      The committee shall have the authority to approve individuals for participation in this plan, construe and interpret the plan and to establish, amend or waive rules and regulations for its administration. Subject to the limitations of the express provisions of the Employee Plan, options may be subject to such provisions as the committee may deem advisable, and may be amended by the committee from time to time. No amendment, however, may adversely affect the rights of the holder of an option without such holder’s consent.

      No member of the committee shall be liable for any action or determination made in good faith with respect to the Employee Plan or any option awarded under it. To the maximum extent permitted by applicable law, we shall indemnify and hold harmless each member of the committee against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with our approval) arising out of any act or omission to act in connection with the Employee Plan, unless arising out of such member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as members of the Board or under our by-laws.

      Shares subject to the Employee Plan. Pursuant to the Employee Plan as amended on January 31, 2003, the aggregate shares of common stock that may be issued under the plan shall not exceed 6,450,000, as adjusted, in accordance with the caption “Adjustment Provisions” set forth below. A description of the Board’s proposal to increase the number of reserved shares to 9,450,000 shares is included under the caption “Increase Number of Shares Reserved for Issuance” set forth below. As of December 31, 2003, options for 6,173,137 shares of common stock were outstanding under the Employee Plan.

      If any option granted under the Employee Plan should lapse, expire, terminate, be forfeited or be cancelled without the issuance of shares, the common stock subject to or reserved for such option may be used again for new grants of options under the plan. However, the number of shares of common stock issued under the plan may never exceed the total number of shares reserved for issuance. Any shares of common stock withheld or surrendered to pay withholding taxes, or withheld or surrendered in full or partial payment of the exercise price of an option as permitted under the terms of the Employee Plan shall be added to the aggregate shares of common stock available for issuance.

      Adjustment Provisions. In the event of a recapitalization, reclassification or combination of shares, a merger, a sale of assets or any such similar event, the committee shall adjust equitably:

•	the number and class of shares or other securities that are reserved for issuance under the Employee Plan;

•	the number and class of shares or other securities that are subject to outstanding options; and

•	the appropriate fair market value (as defined in the Employee Plan) and other price determinations applicable to options pursuant to the terms set forth in the plan.

      In the event of a stock split, stock dividend, reverse stock split or similar event, the number of securities reserved for issuance under the Plan, the number of shares subject to outstanding options and the exercise price for such options are automatically adjusted. The administering committee, however, retains authority to alter or suspend any automatic adjustment if the adjustment would result in a loss of incentive stock option status for an option, would result in a financial charge, or would not be equitable under the circumstances.

      Terms and Conditions. Each option granted under the Employee Plan shall be evidenced by an agreement in a form approved by the committee. Each option shall be subject to the following terms and conditions, and to such other terms and conditions as the committee may deem appropriate that are not inconsistent with the provisions of the plan.

      Timing of Option Grants and Number of Underlying Shares. Options shall be granted to such participants as the committee may designate, at such times as the committee may determine. Each option agreement shall designate the number of shares of common stock underlying the options to which the agreement pertains.

      Exercise Price. The per share exercise price of each option granted under the plan shall be at least the fair market value per share of common stock for incentive shares, 110% of the fair market value in the case of 10% stockholders, and otherwise as determined by the committee, at the date the option is granted.

      Vesting of Options. Each option agreement shall specify the manner in which the option shall vest.

      Option Period. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. In the case of incentive share options, the period will not exceed ten years, or five years in the case of 10% stockholders.

      Payment. The exercise price of an option shall be paid in full at the time of exercise:

•	in cash;

•	through the surrender of previously-acquired shares of common stock having a fair market value equal to the exercise price of the option. This method of payment may only be used if the previously acquired shares have been held by the participant for at least six months, unless the committee in its discretion permits the use of shares held less than six months;

•	through our withholding (at the election of the participant) of shares of common stock having a fair market value equal to the exercise price, provided that the participant attests that he or she holds an equivalent number of previously acquired shares and has held them for at least six months;

•	through our withholding (in the discretion of the committee) of shares of common stock having a fair market value equal to the exercise price; or

•	by a combination of the above.

      Termination of Options Upon Termination Due to Disability or Death. Upon the termination of employment of an employee participant or upon the termination of the consulting or advisor relationship of a non-employee participant by reason of disability (as defined in Section 22(e)(3) of the Internal Revenue Code) or death, such participant’s options shall become or remain fully vested and shall be exercisable by such participant (or in the case of death by his or her estate) until not later than the earlier of one year after the termination date or the expiration of the term of the options.

      Termination of Options Upon Termination Other than for Cause. Upon the termination of an employee participant’s employment or upon the termination of the consulting or advisor relationship of a non-employee participant for any reason other than for cause, disability or death, such participant’s options (to the extent vested prior to such termination) may be exercised by such participant during the 90 day period commencing on the date of termination, but not later than the expiration of the term of the options. If a participant dies during such 90 day period, his or her estate may exercise the options (to the extent such options were vested and exercisable prior to death), but not later than the earlier of one year after the date of death or the expiration of the term of the options.

      Termination of Options Upon Termination for Cause. Upon termination of an employee participant’s employment for cause, the participant’s right to exercise his or her options shall terminate at the time we give notice of termination to such participant. “Cause” is defined to include:

•	the commission of an action against or in derogation of our interests which constitutes an act of fraud, dishonesty or moral turpitude or which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

•	a material breach of any material duty or obligation we impose upon the participant;

•	divulging our confidential information; or

•	the performance of any similar action that the committee, in its sole discretion, may deem to be sufficiently injurious to our interests so as to constitute substantial cause for termination.

      Term of Plan. The Employee Plan shall continue until January 30, 2013, until terminated by the Board or until no shares of common stock remains available for grant under the plan, whichever occurs first.

      Change in Control. In the event of a change in control, all outstanding options shall fully vest in each participant.

      Nontransferability. During the lifetime of a participant, any option granted to him or her shall be exercisable only by him or her, by his or her guardian or legal representative. No option shall be assignable or transferable, except by will or by laws of descent and distribution, and no option shall be subjected to any encumbrance, pledge or charge of any nature, unless otherwise determined by the committee in its discretion, in the case of options other than incentive stock options.

      Amendment or Discontinuance of the Plan. The Board, acting by a majority of its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Employee Plan or any option granted under it or may at any time terminate the plan. However, the Board may not take any action that would cause the plan to fail to comply with Rule 16b-3 of the Exchange Act or any other applicable law or exchange requirements. No such action shall materially and adversely affect any outstanding options without consent of the respective participants.

      Withholding of Taxes. We may withhold, or allow a participant to remit to us, any federal, state or local taxes required by law to be withheld with respect to any event giving rise to income tax liability with respect to an option. In order to satisfy all or any portion of our withholding tax liability, a participant may elect to surrender common stock that would otherwise have been issued to the participant pursuant to the exercise of an option, provided that the number of shares of such withheld or surrendered common stock cannot exceed the amount necessary to satisfy our minimum withholding liability.

      Outstanding Options. The number of shares acquirable pursuant to stock options that will be awarded under the Employee Plan is not currently determinable. As of December 31, 2003, options to purchase an aggregate of 11,222,052 shares had been granted under the plan. As of December 31, 2003, options to purchase 6,173,137 shares of common stock were outstanding under the Employee Plan. Pursuant to the Employee Plan, options to purchase 4,956,243 shares originally granted under the plan have expired or have been cancelled.

      Increase Number of Shares Reserved for Issuance. As of December 31, 2003, 184,191 shares were available for future awards. The Board has adopted, subject to stockholder approval, a proposal that the plan be amended to increase the aggregate number of shares of common stock that may be issued under the plan by 3,000,000 shares from 6,450,000 to 9,450,000 shares thereby assuring that sufficient shares are available for future grants.

      If the Board’s proposal is approved by stockholders, the Employee Stock Option Plan of ReGen will be amended effective April 1, 2004.

      OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR”

THIS PROPOSAL TO AMEND THE EMPLOYEE STOCK OPTION PLAN.

RATIFICATION OF PROPOSAL TO AMEND

OUR NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

(PROPOSAL 4)

      Our Board has adopted, and recommends to the stockholders for approval, the amendment of our Non-Employee Director Stock Option Plan to increase the number of shares reserved for issuance under the Non-Employee Director Stock Option Plan by 1,000,000 shares from 1,500,000 to 2,500,000 shares. In the event that the amendment is not approved, the number of shares reserved for issuance under the Non-Employee Director Stock Option Plan would not be increased, and the plan would remain in effect without such increase.

      The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required to approve the amendment of the Non-Employee Director Stock Option Plan. An abstention will be counted as a vote against approval since it is one less vote for approval. Broker non-votes will not affect the outcome since they are not considered “shares present” for voting purposes.

Summary of the Non-Employee Director Stock Option Plan

      The following summary of the material provisions of the Non-Employee Director Stock Option Plan reflects the amendment proposed for approval by the stockholders at the annual meeting. We encourage you to review the complete text of the Non-Employee Director Stock Option Plan attached as Appendix C to this proxy statement. Subject to stockholder approval of the Non-Employee Director Stock Option Plan, we intend to file a registration statement on Form S-8 under the Securities Act, covering the additional 1,000,000 shares of common stock issuable under the Non-Employee Director Plan.

      General. The Non-Employee Director Stock Option Plan as adopted by the Board and approved by our stockholders became effective as of April 1, 1996, was amended effective December 9, 2000, was later amended and restated effective April 5, 2001 and was later amended and restated effective June 21, 2002, January 31, 2003 and contingent upon stockholder approval, amended April 1, 2004 The purpose of the Non-Employee Director Stock Option Plan is to enable us to attract, retain and reward qualified non-employees directors by offering them an opportunity to have a greater proprietary interest in and a closer identity with us and our financial success.

      Eligibility. Options shall be granted under the Non-Employee Director Stock Option Plan solely to individuals who are non-employee members of the Board on the date of grant. The term “non-employee directors” shall have the meaning ascribed to it in Rule 16b-3(b)(3) of the Exchange Act. As of December 31, 2003, we had five non-employee members of the Board eligible to participate in the plan.

      Administration. The Non-Employee Director Stock Option Plan will be administered by a committee composed of the Chairman of the Board and any employee members of the Board that the Chairman appoints. The committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Non-Employee Director Stock Option Plan.

      The committee shall have the authority to construe and interpret the Non-Employee Director Stock Option Plan and to establish, amend or waive rules and regulations for its administration. Subject to the limitations of the express provisions of the Non-Employee Director Stock Option Plan, options may be subject to such provisions as the committee may deem advisable, and may be amended by the committee from time to time. No amendment, however, may adversely affect the rights of the holder of an option without such holder’s consent.

      No member of the committee shall be liable for any action or determination made in good faith with respect to the Non-Employee Director Stock Option Plan or any option awarded under it. To the maximum extent permitted by applicable law, we shall indemnify and hold harmless each member of the committee against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with our approval) arising out of any act or omission to act in connection with the Non-Employee Director Stock Option Plan, unless arising out of such member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as members of the Board or under our by-laws.

      Shares subject to the Non-Employee Director Stock Option Plan. Pursuant to the Non-Employee Director Stock Option Plan as it became effective on January 31, 2003, the aggregate shares of common stock that may be issued under the plan shall not exceed 1,500,000 as adjusted in accordance with the caption “Adjustment Provisions” set forth below. A description of the Board’s proposal to increase the number of reserved shares to 2,500,000 shares is included under the caption “Increase Number of Shares Reserved for Issuance” set forth below. As of December 31, 2003, options on 1,267,500 shares of common stock were outstanding under the Non-Employee Director Stock Option Plan. If any option granted under the Non-Employee Director Stock Option Plan should lapse, expire, terminate, be forfeited or be cancelled without the issuance of shares, the common stock subject to or reserved for such option may be used again for new grants of options under the plan. However, the number of shares of common stock issued under the plan may never exceed the total number of shares reserved for issuance. Any shares of common stock withheld or surrendered to pay withholding taxes, or withheld or surrendered in full or partial payment of the exercise price of an option as permitted under the terms of the Non-Employee Director Stock Option Plan shall be added to the aggregate shares of common stock available for issuance.

      Adjustment Provisions. In the event of a recapitalization, reclassification or combination of shares, a merger, a sale of assets or any such similar event, the committee shall adjust equitably:

•	the number and class of shares or other securities that are reserved for issuance under the Non-Employee Director Stock Option Plan;

•	the number and class of shares or other securities that are subject to outstanding options; and

•	the appropriate fair market value (as defined in the Non-Employee Director Stock Option Plan) and other price determinations applicable to options pursuant to the terms set forth in the plan.

In the event of a stock split, stock dividend, reverse stock split or similar event, the number of securities reserved for issuance under the Plan, the number of shares subject to outstanding options and the exercise price for such options are automatically adjusted. The administering committee, however, retains authority to alter or suspend any automatic adjustment if the adjustment would result in a financial charge or would not be equitable under the circumstances.

      Terms and Conditions. Each option granted under the Non-Employee Director Stock Option Plan shall be evidenced by an agreement in a form approved by the committee. Each option shall be subject to the following terms and conditions, and to such other terms and conditions as the committee may deem appropriate that are not inconsistent with the provisions of the plan.

      Timing of Option Grants and Number of Underlying Shares. The committee shall have discretion to grant options to any individual who is eligible to participate in the plan. The committee will determine the number of shares underlying an option grant and the timing of option grants.

      Exercise Price. The per share exercise price of each option granted under the plan shall be determined by the committee at the time the option is granted.

      Vesting of Options. Each option agreement will specify the manner in which an option shall vest.

      Option Period. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period.

      Payment. The exercise price of an option shall be paid in full at the time of exercise:

•	in cash;

•	through the surrender of previously-acquired shares of common stock having a fair market value equal to the exercise price of the option. This method of payment may only be used if the previously acquired shares have been held by the participant for at least six months, unless the Board in its discretion permits the use of shares held less than six months;

•	through our withholding (at the election of the participant) of shares of common stock having a fair market value equal to the exercise price, provided that the participant attests that he or she holds an equivalent number of previously acquired shares and has held them for at least six months;

•	through our withholding (in the discretion of the committee) of shares of common stock having a fair market value equal to the exercise price; or

•	by a combination of the above.

      Termination of Options Upon Termination Due to Disability or Death. Upon the termination of a participant’s membership on the Board by reason of disability (as defined in Section 22(e)(3) of the Internal Revenue Code) or death, such participant’s options shall become or remain fully vested and shall be exercisable by such participant (or in the case of death by his or her estate) until not later than the earlier of one year after the termination date or the expiration of the term of the options.

      Termination of Options Upon Termination Other than for Cause. Except as otherwise determined by the committee and set forth in the option agreement, upon the termination of a participant’s membership on the Board or for any reason other than for cause, disability or death, such participant’s options (to the extent vested prior to such termination) may be exercised by such participant during the six-month period commencing on the date of termination, but not later than the expiration of the term of the options. If a participant dies during such six-month period, his or her estate may exercise the options (to the extent such options were vested and exercisable prior to death), but not later than the earlier of one year after the date of death or the expiration of the term of the options.

      Termination of Options Upon Termination for Cause. Upon termination of a participant’s membership on the Board for cause, the Participant’s right to exercise his or her options shall terminate at the time we give notice of termination to such participant. “Cause” is defined to include:

•	the commission of an action against or in derogation of our interests which constitutes an act of fraud, dishonesty or moral turpitude or which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

•	a material breach of any material duty or obligation we impose upon the participant;

•	divulging our confidential information; or

•	the performance of any similar action that the committee, in its sole discretion, may deem to be sufficiently injurious to our interests so as to constitute substantial cause for termination.

      Term of Plan. The Non-Employee Director Stock Option Plan shall continue until terminated by the Board or until no shares of common stock remain available for grant under the plan, whichever occurs first.

      Change in Control. In the event of a change in control, all outstanding options shall fully vest in each participant.

      Nontransferability. During the lifetime of a participant, any option granted to him or her shall be exercisable only by him or her, by his or her guardian or legal representative. No option shall be assignable or transferable, except by will or by laws of descent and distribution, and no option shall be subjected to any encumbrance, pledge or charge of any nature.

      Amendment or Discontinuance of the Plan. The Board, acting by a majority of its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Non-Employee Director Stock Option Plan or any option granted under it or may at any time terminate the plan. However, the Board may not take any action that would cause the plan to fail to comply with Rule 16b-3 of the Exchange Act or any other applicable law or exchange requirements. No such action shall materially and adversely affect any outstanding options without consent of the respective participants.

      Outstanding Options. The number of shares acquirable pursuant to stock options that will be awarded to our non-employee directors under the Non-Employee Director Stock Option Plan is not currently determinable. As of December 31, 2003, options to purchase an aggregate of 1,317,500 shares had been granted under the plan to our non-employee directors.

      As of December 31, 2003, options to purchase 1,267,500 shares of common stock were outstanding under the Non-Employee Director Stock Option Plan. Pursuant to the Non-Employee Director Stock Option Plan, options to purchase 50,000 shares originally granted under the plan have expired or have been cancelled.

      Increase Number of Shares Reserved for Issuance. As of December 31, 2003, 232,500 shares were available for future awards. The Board has adopted, subject to stockholder approval, a proposal that the plan be amended to increase the aggregate number of shares of common stock that may be issued under the plan by 1,000,000 shares from 1,500,000 to 2,500,000 shares thereby assuring that sufficient shares are available for future grants.

      If the Board’s proposal is approved by the stockholders, the Non-Employee Director Stock Option Plan of ReGen will be amended effective April 1, 2004.

Equity Compensation Plan Information (1)

	(A) Number Of		(C) Number Of Securities
	Securities To Be		Remaining Available For
	Issued Upon Exercise	(B) Weighted Average	Future Issuance Under
	Of Outstanding	Exercise Price Of	Equity Compensation Plans
	Options, Warrants	Outstanding Options,	(Excluding Securities
Plan Category	And Rights	Warrants And Rights	Reflected In Column (A))

Equity compensation plans approved by security holders	15,564,655	$0.60	741,291

Equity compensation plans not approved by security holders(2)	3,687,199	$0.83	—

Total	19,251,854	$0.64	741,291

(1)	As of December 31, 2003.

(2)	Reflects warrants issued or assumed by the Company. For a discussion of such warrants issued and not approved by the security holders, see Note 13 to the financial statements accompanying our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, a copy of which accompanies this Proxy Statement and which we incorporate by reference into this Proxy Statement.

      OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL TO AMEND THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(PROPOSAL 5)

Independent Accountants For 2004

      The Board, upon the recommendation of its Audit Committee, has selected Ernst & Young LLP to audit our accounts for the fiscal year ending December 31, 2004. Ernst & Young has reported that none of its members has any direct financial interest or material indirect financial interest in us. Currently, our Audit Committee is composed of Messrs. Baldwin and Fritschi and Dr. McNeil and has responsibility for recommending the selection of auditors.

      The Audit Committee’s pre-approval process for non-audit and audit-related services may be found in the charter of the Audit Committee which was included in the proxy statement for the 2002 Annual Meeting of Stockholders.

      The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is necessary to ratify the Board’s selection of Ernst & Young LLP to audit our accounts for the fiscal year ending December 31, 2004. Abstentions will be treated as votes against the proposal and broker non-votes will have no effect on the voting results. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders. These representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Fiscal 2003 and Fiscal 2002 Audit Firm Fee Summary.

      During fiscal year 2003, we retained our principal auditor, Ernst & Young LLP, to provide services in the following categories and amounts:

Audit Fees	$177,389

Audit-Related Services Fees(1)(3)	45,000

Tax Fees(2)(3)F(4)	29,500 — 35,000

All Other Fees	0

Total Fees	$252,889 — $258,889

      During fiscal year 2002, we retained our principal auditor, Ernst & Young LLP, to provide services in the following categories and amounts:

Audit Fees	$89,200

Audit-Related Services Fees(1)(3)	$151,815

Tax Fees(2)(3)	$50,016

All Other Fees	$0

Total Fees	$291,031

(1)	Audit-related services generally include fees for Securities and Exchange Commission registration statements and quarterly reviews.

(2)	Non-audit related services fees generally include fees for tax preparation services.

(3)	All of the audit related and tax services rendered to ReGen in 2003 and 2002 were approved by the Audit Committee pursuant to its charter.

(4)	Fees are estimated because work has yet to be completed.

      The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent auditor, and the fees paid to Ernst & Young LLP in 2003 were pre-approved. These procedures include reviewing and approving a budget for audit and permitted non-audit services. The budget includes a description of, and an estimated amount for audit services and for particular categories of non-audit services that are recurring in nature and therefore are anticipated at the time the budget is reviewed. Audit Committee pre-approval is required (i) if the estimated amount for a particular category of non-audit services will be substantially exceeded, and (ii) to engage the independent auditor for any non-audit services not included in the budget. The Audit Committee has delegated pre-approval authority to the chairman of the Audit Committee for services that were not included in the budget; these services are then reviewed at the next Audit Committee meeting. The Audit Committee periodically monitors the services rendered and fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee.

      The Audit Committee has determined that the provision of services by Ernst & Young LLP is compatible with maintaining such auditor’s independence.

      OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

DEADLINE FOR STOCKHOLDERS PROPOSALS

      Proposals of stockholders intended for inclusion in our proxy statement relating to the 2005 Annual Meeting of Stockholders must be received at our offices (addressed to the attention of the Corporate Secretary) not later than January 1, 2005. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any stockholder proposal not included in the proxy materials we disseminate for our 2005 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act will be considered untimely for the purposes of Rules 14a-4 and 14a-5 under the Exchange Act if notice of the proposal is received after March 16, 2005. Management proxies will be authorized to exercise discretionary authority with respect to any stockholder proposal not included in our proxy materials unless (a) we receive notice of such proposal by March 1, 2005 and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met.

ADDITIONAL INFORMATION

      Management knows of no matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

      We will bear the expenses in connection with the solicitation of proxies. Solicitation will be made by mail, but may also be made by telephone, personal interview, facsimile or personal calls by our officers, directors or employees who will not be specially compensated for such solicitation. We may request brokerage houses and other nominees or fiduciaries to forward copies of our proxy statement to beneficial owners of common stock held in their names and we may reimburse them for reasonable out-of-pocket expenses incurred in doing so.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Our flagship product, the Collagen Meniscus Implant, or CMI, is distributed by the Centerpulse unit (“Centerpulse”) of Zimmer Holdings, Inc. (NYSE: ZMH) (“Zimmer”) under a distribution agreement that allowed Centerpulse to exclusively distribute the CMI outside the U.S. as long as certain minimum sales are realized.

      In May 2003, Centerpulse agreed to be acquired by Smith & Nephew PLC and, subsequently, Zimmer announced a proposal to acquire Centerpulse. In August 2003, Centerpulse agreed to accept the Zimmer offer and on October 2, 2003 Zimmer announced the completion of its exchange offers, which resulted in Zimmer beneficially owning 98.7% of the issued Centerpulse shares. Richard Fritschi, one of the Company’s current directors and a nominees for director, serves as the President of Centerpulse Orthopedics Ltd.

      In 2003 Centerpulse was obligated to sell a minimum of 800 CMIs. On February 5, 2004 Centerpulse delivered its final sales report for the calendar year ended December 31, 2003. This report indicated that Centerpulse failed to meet the minimum sales requirements. According to the terms of the distribution agreement with Centerpulse, we had 45 calendar days from receipt of the final sales report to exercise the options provided to us in the agreement. We have elected to amend the distribution agreement to make the distribution rights to the CMI held by Centerpulse non-exclusive. Pursuant to the terms of the distribution agreement, this election will take effect as of April 17, 2004, 30 days from the date of Centerpulse’s receipt of the notice, unless Centerpulse elects to initiate arbitration regarding the Company’s election prior to the effective date.

      Our distribution agreement with Centerpulse includes a cost reimbursement agreement. The cost reimbursement agreement provides that Centerpulse shall bear the costs pertaining to the CMI to the extent necessary and directed toward obtaining regulatory approval for the CMI in any country other than the U.S. Such costs shall include the costs of conducting clinical studies, preparing and pursuing regulatory submissions up to the point of obtaining regulatory approval. Additionally, to the extent that we incur expenses for the distribution, marketing and sale of the CMI in accordance with mutually agreed plans or upon approval of such expense by Centerpulse, Centerpulse is obligated to reimburse us. For the year ended December 31, 2003 we were entitled to reimbursement of approximately $90,000 in developmental costs. For the year ended December 31, 2002 we were entitled to reimbursement of approximately $66,000 in developmental costs. For the year ended December 31, 2001, we were entitled to reimbursement of approximately $74,000 in developmental costs, all of which has been received year to date.

      In addition to the distribution arrangements described above, Centerpulse has provided us debt financing pursuant to two Credit Agreements. To secure our obligations under the Credit Agreements, we have granted Centerpulse a security interest in certain of our intellectual property and have agreed not to license or sell such intellectual property, other than in the ordinary course of our business. In the event we, without the written consent of Centerpulse, enter into an agreement with a competitor of Centerpulse involving either the licensing of our intellectual property or the co-development of intellectual property, in each case relating to future generations of the CMI, Centerpulse may, at its option, accelerate the maturity of the debt. As of December 31, 2003, we owed approximately $7.0 million under these credit facilities. The Credit Agreements provide that the debt will mature on the earlier of 36 months from the date we receive FDA approval for the CMI or December 31, 2009. On the due date, we may, at our option and subject to certain conditions, require any unpaid debt to be converted to equity at a price per share equal to 75% of the then current market price of our stock. Pursuant to the terms of the agreement between the Company and Centerpulse, the Company’s debt obligations pursuant to the Credit Agreements will not be accelerated as a result of the Company’s election to exercise its contractual right to convert the distribution agreement to a non-exclusive right.

      In April 1997, RBio entered into an agreement with J. Richard Steadman who is a member of our Board of Directors and Modified Polymer Components, Inc. to obtain an exclusive license to certain patent rights used in connection with the SharpShooter. RBio paid $100,000 in 1997 in license fees ($80,000 to J. Richard Steadman and $20,000 to Modified Polymer Components, Inc.). Such fees were charged to research and development expense as the related technology was considered by RBio to be in the development stage, and such technology had no alternative future use.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires our directors, officers and certain persons who own more than 10% of our common stock to file with the Securities and Exchange Commission reports concerning their beneficial ownership of our equity securities. These persons are required to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of the copies of such forms received by us from our directors, officers and greater than 10% beneficial owners, all of these reports were filed on a timely basis, except that Dr. Acharya inadvertently failed to file on a timely basis his initial Form 3. We believe that all directors and officers of ReGen subject to Section 16(a) reporting are current in their reporting obligations thereunder.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

      The SEC allows us to “incorporate by reference” certain information that we file with it, which means that we can disclose important information to you by referencing those documents. The information that we incorporate by reference is considered to be part of this Proxy Statement.

      We incorporate by reference into this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, a copy of which accompanies this Proxy Statement. In addition, our Annual Report on Form 10-K has been filed with the SEC and may be accessed from the SEC’s homepage at www.sec.gov.

By Order of the Board,

/s/ GERALD E. BISBEE, JR., PH.D.

Gerald E. Bisbee, Jr., Ph.D.

Chairman and Chief Executive Officer

Franklin Lakes, NJ
April      , 2004

APPENDIX A

ReGen Biologics, Inc.

Code of Ethics

Policy Statement:

      Consistent with Item 406 of Regulation S-K under the Securities Exchange Act of 1934, ReGen Biologics, Inc. (the “Company”) has adopted this Code of Ethics. Senior financial officers of the Company are charged with the responsibility and have the authority to protect and preserve the financial interests of all of the stakeholders in the Company, including, without limitation, stockholders and employees. The Company’s Senior Financial Officers fulfill this responsibility and authority by developing and enforcing policies and procedures for the operation of the Company’s financial functions. All Senior Financial Officers of the Company are required to act in conformance with this Code of Ethics at all times and to encourage all of their respective subordinates to act in conformance with this Code of Ethics. For purposes of this Code of Ethics, the term “Senior Financial Officers” shall mean the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

      This Code of Ethics may be revised or supplemented from time to time to reflect changing laws and ethical standards. Each Senior Financial Officer is responsible for maintaining a working knowledge and understanding of this Code of Ethics and will be required to certify on an annual basis that he or she has read, understands and agrees to comply with the most recent version of this Code of Ethics.

Ethics Policy:

      1. Honesty and Ethical Conduct. Each Senior Financial Officer will exhibit and promote the highest standards of ethical conduct by:

(a) encouraging and rewarding professional integrity in all aspects of the Company’s financial dealings by eliminating all inhibitions and barriers to responsible behavior, such as coercion, fear or alienation;

(b) prohibiting and eliminating the appearance or occurrence of conflicts between what is in the best interests of the Company and what could result in material personal gain for a member of the Company’s financial departments, including Senior Financial Officers, or other senior management in the Company. In the event any Senior Financial Officer becomes aware of any such conflict, he or she should promptly report the same to the chairman of the Audit Committee of the Company’s Board of Directors;

(c) providing a mechanism for members of the Company’s financial departments to inform senior management of deviations in practice from established policies and procedures governing honest and ethical behavior; and

(d) demonstrating his or her personal support for such policies and procedures by providing periodic communications throughout the Company’s financial departments that reinforce these ethical standards.

      2. Financial Records and Periodic Reporting. Senior Financial Officers will cause the Company’s transaction and reporting systems and other procedures to be maintained in a manner which are reasonably designed to ensure that:

(a) all of the Company’s business transactions are properly authorized and completely and accurately recorded in the Company’s books and records in accordance with generally accepted accounting principles and established financial policies of the Company;

(b) the retention or disposal of the Company’s financial records is in accordance with the Company’s established practices for retention or disposal of such records and applicable legal and regulatory requirements; and

A-1

(c) periodic financial communications and reports will be delivered in a timely manner and in a way that demonstrates a high degree of clarity as to content and meaning in order to enable readers and users of the communications and reports to accurately determine their significance and consequence.

      3. Compliance with Applicable Laws, Rules and Regulations. Senior Financial Officers will actively promote:

(a) the education of employees in the Company’s financial departments regarding any federal, state or local law, rule or regulation that affects the operation of the Company’s financial departments or the Company in general;

(b) the promulgation of adequate Company procedures to monitor compliance by the Company’s financial departments with any applicable federal, state or local law, rule or regulation; and

(c) prompt identification, reporting and correction of any detected deviations from applicable federal, state or local law, rule or regulation.

Enforcement of the Code of Ethics:

      All employees of the Company shall promptly report to the Chief Executive Officer or the Chief Financial Officer, or, if necessary to avoid a conflict of interest, the chairman of the Audit Committee of the Company’s Board of Directors, any violations of this Code of Ethics. Any violation of this Code of Ethics by any Senior Financial Officer will lead to disciplinary action which may include, without limitation, one or more of a warning or letter of reprimand, demotion, loss of merit increase, bonus or stock options, suspension without pay or termination of employment.

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APPENDIX B

ReGen Biologics, Inc.

Employee Stock Option Plan
(Amended and Restated Effective January 31, 2003,
with the Proposed Amendment to be Effective April 1, 2004)

SECTION 1.     PURPOSE.

      The purpose of the Plan, as hereinafter set forth, is to enable the Company to attract, retain and reward corporate officers, managerial and other significant employees, and non-employees who have an ongoing consultant or advisor relationship with the Company, by offering such individuals an opportunity to have a greater proprietary interest in and a closer identity with the Company and its financial success.

      Options granted under this Plan may be Incentive Stock Options or Nonqualified Stock Options. However, Incentive Stock Options may only be granted to employees of the Company.

SECTION 2.     DEFINITIONS.

      Board: The Board of Directors of the Company.

      Change in Control: The purchase or other acquisition by any person, entity or group of persons, within the meaning of Sections 13(d) or 14(d) of the Exchange Act or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally; the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 30% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company’s then outstanding securities; a liquidation or dissolution of the Company; or of the sale of all or substantially all of the Company’s assets.

      Code: The Internal Revenue Code of 1986, as amended from time to time.

      Committee: The Compensation Committee of the Board (or subcommittee thereof) or such other committee (or subcommittee thereof) as shall be appointed by the Board to administer the Plan pursuant to Section 3.

      Common Stock: The common stock, $0.01 par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 8.

      Company: ReGen Biologics, Inc., a Delaware corporation, its subsidiary or subsidiaries, and any successor thereto.

      Disabled or Disability: Permanent and total disability, as defined in Code Section 22(e)(3). A Participant shall not be considered Disabled unless the Committee determines that the Disability arose prior to such Participant’s termination of employment or, in the case of a non-employee Participant, prior to the termination of the consulting or advisor relationship between such Participant and the Company.

      Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

      Fair Market Value: The amount determined by the Committee from time to time, using such good faith valuation methods as it deems appropriate, except that as long as the Common Stock is traded on NASDAQ or a recognized stock exchange, it shall mean the average of the highest and lowest quoted selling prices for the shares on the relevant date, or, if there were no sales on such date, the weighted average of the means between the highest and the lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation Section 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

      Incentive Stock Option: An Option that is intended to qualify as an “incentive stock option” under Code Section 422.

      Nonqualified Stock Option: An Option that is not an Incentive Stock Option.

      Option: An option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

      Participant: An employee of the Company (including any employee who is a member of the Board) or any non-employee consultant or advisor to the Company (including non-employee members of the Board) whose participation in the Plan is determined by the Committee to be in the best interest of the Company.

      Plan: The ReGen Biologics, Inc. Employee Stock Option Plan, as amended from time to time.

SECTION 3.     ADMINISTRATION.

      (a) Committee. The Plan shall be administered by the Committee. To the extent required to comply with the relevant provisions of Rule 16b-3 under the Exchange Act, the Committee shall be solely comprised of two (2) or more “non-employee directors,” as defined in Rule 16b-3(b)(3) or in any successor definition adopted by the Securities and Exchange Commission, who also qualify as “outside directors” as defined in Treasury Regulation § 1.162-27(e)(3) or subsequently published administrative guidance.

      (b) Authority of the Committee. The Committee shall have the authority to approve individuals for participation; to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; and to accelerate the exercisability of any Option or the termination of any restriction under any Option. Options may be subject to such provisions as the Committee shall deem advisable, and may be amended by the Committee from time to time; provided that no such amendment may adversely affect the rights of the holder of an Option without such holder’s consent.

      (c) Powers of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

      (d) Indemnification. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it. To the maximum extent permitted by applicable law, each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as members of the Board or under the by-laws of the Company.

      (e) Maximum Annual Grant. Notwithstanding any other provision of the Plan, during any single calendar year, no Participant shall be granted Options which permit such Participant to purchase more than 1,500,000 shares of Common Stock, subject to adjustment in accordance with Section 8.

SECTION 4.     COMMON STOCK SUBJECT TO PLAN.

      The aggregate shares of Common Stock that may be issued under the Plan shall not exceed 9,450,000(1) as adjusted in accordance with the provisions of Section 8.

      In the event of a lapse, expiration, termination, forfeiture or cancellation of any Option granted under the Plan without the issuance of shares, the Common Stock subject to or reserved for such Option may be used again for new grants of Options hereunder; provided that in no event may the number of shares of Common Stock issued hereunder exceed the total number of shares reserved for issuance. Any shares of Common Stock withheld or surrendered to pay withholding taxes pursuant to Section 11(e) or withheld or surrendered in full

(1) As amended effective April 1, 2004.

or partial payment of the exercise price of an Option pursuant to Section 6(d) shall be added to the aggregate shares of Common Stock available for issuance.

SECTION 5.     ELIGIBILITY.

      Options may be granted under the Plan to any employee of the Company, including employees who are officers and/or members of the Board, whose participation the Committee determines is in the best interest of the Company and to any non-employee who is a consultant or advisor to the Company, including members of the Board, whose participation the Committee determines is in the best interests of the Company (collectively, “Participants”). The Committee shall have absolute discretion to determine, within the limits of the express provisions of the Plan, those Participants to whom and the time or times at which Options shall be granted. The Committee shall also determine, within the limits of the express provisions of the Plan, the number of shares to be subject to each Option, the duration of each Option, the exercise price under each Option, the time or times within which (during the term of the Option) all or portions of each Option may become vested and exercisable, and whether an Option shall be an Incentive Stock Option, a Nonqualified Stock Option or a combination thereof. In making such determination, the Committee may take into account the nature of the services rendered by the Participant, his or her present and potential contributions to the Company’s success and such other factors as the Committee in its discretion shall deem relevant.

      Notwithstanding the foregoing, no Incentive Stock Option shall be granted to any Participant who is not an employee of the Company.

SECTION 6.     TERMS AND CONDITIONS OF OPTIONS.

      Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

      (a) Option Period. Each Option agreement shall specify the period for which the Option thereunder is granted (which, in the case of Incentive Stock Options, shall not exceed ten years from the date of grant) and shall provide that the Option shall expire at the end of such period.

      (b) Exercise Price. The per share exercise price of each Option shall be determined by the Committee at the time the Option is granted, and, in the case of Incentive Stock Options, shall not be less than the Fair Market Value of Common Stock on the date the Option is granted.

      (c) Vesting of Options. No part of any Option may be exercised until the Participant shall have satisfied the vesting conditions (i.e., such as remaining in the employ of the Company for a certain period of time), if any, as the Committee may specify in the applicable Option agreement. Subject to the provisions of Section 6(e), any Option may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee.

      (d) Payment. The exercise price of an Option shall be paid in full at the time of exercise (i) in cash, (ii) through the surrender of previously-acquired shares of Common Stock having a Fair Market Value equal to the exercise price of the Option provided that such previously-acquired shares have been held by the Participant for at least six months, unless the Committee in its discretion permits the use of shares held less than six months, (iii) through the withholding by the Company (at the election of the Participant) of shares of Common Stock having a Fair Market Value equal to the exercise price, provided that the Participant attests in a manner acceptable to the Committee that he or she holds previously-acquired shares equal in number to the number of shares withheld by the Company and has held such previously-acquired shares for at least six months, (iv) through the withholding by the Company (at the discretion of the Committee) of shares of Common Stock having a Fair Market Value equal to the exercise price, or (v) by a combination of (i), (ii), (iii) and (iv), in the discretion of the Committee.

      (e) Other Rules Applicable to Incentive Stock Options.

(i) Grant Period. Consistent with Section 9, an Incentive Stock Option must be granted within ten years of the date this Plan is adopted (i.e., the Effective Date, as defined in Section 13) or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

(ii) Ten Percent Owner. If a Participant, on the date that an Incentive Stock Option is granted, owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company, then the exercise price per share shall in no instance be less than 110% of the Fair Market Value per share of Common Stock at the time the Incentive Stock Option is granted, and no Incentive Stock Option shall be exercisable by such Participant after the expiration of five years from the date it is granted.

(iii) Employee Status. To retain favorable Incentive Stock Option tax treatment, the Option holder must at all times from the date the Option is granted through a date that is no more than three months prior to the date it is exercised (or no more than one year prior to the date it is exercised, where the Participant’s termination of employment is due to death or Disability) remain an employee of the Company. For this purpose, authorized leaves of absence shall not be deemed to sever the employment relationship.

(iv) Limitations on Dispositions. To retain favorable Incentive Stock Option tax treatment, Common Stock received upon the exercise of an Incentive Stock Option may not be disposed of prior to the later of two years from the date the Incentive Stock Option is granted or one year from the date the shares of Common Stock are transferred to the Participant upon exercise of the Incentive Stock Option.

(v) Value of Shares. The aggregate Fair Market Value (determined at the date of grant) of the Incentive Stock Options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.

SECTION 7.     TREATMENT OF OPTIONS UPON TERMINATION.

      (a) Termination due to Disability or Death. Upon the termination of employment of an employee Participant or upon the termination of the consulting or advisor relationship of a non-employee Participant by reason of Disability or death, such Participant’s Options shall become or remain fully vested and shall be exercisable by such Participant (or, in the case of death, by his or her estate) for not later than the earlier of one year after the termination date or the expiration of the term of the Options.

      (b) Termination Other than For Cause. Except as otherwise determined by the Committee in its sole discretion and set forth in the relevant grant agreement, upon the termination of employment of an employee Participant or upon the termination of the consulting or advisor relationship of a non-employee Participant for any reason other than for Cause (as defined in Section 7(c)), Disability or death, such Participant’s Options (to the extent vested prior to such termination) may be exercised by such Participant during the ninety-day period commencing on the date of termination, but not later than the expiration of the term of the Options. If a Participant dies during such ninety-day period, his or her estate may exercise the Options (to the extent such Options were vested and exercisable prior to death), but not later than the earlier of one year after the date of death or the expiration of the term of the Options. Notwithstanding the foregoing, to retain favorable Incentive Stock Option tax treatment, Incentive Stock Options must be exercised within three months of the Participant’s termination of employment.

      (c) Termination for Cause. Upon termination of the employment of an employee Participant or upon the termination of the consulting or advisor relationship of a non-employee Participant for Cause (as defined below), the Participant’s right to exercise his or her options shall terminate at the time notice of termination is given by the Company to such Participant. For purposes of this provision, cause shall include:

(i) The commission of an action against or in derogation of the interests of the Company which constitutes an act of fraud, dishonesty or moral turpitude or which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

(ii) A material breach of any material duty or obligation imposed upon the Participant by the Company;

(iii) Divulging the Company’s confidential information; or

(iv) The performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interests of the Company so as to constitute substantial cause for termination.

SECTION 8.     ADJUSTMENT PROVISIONS.

      In the event of a recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the Committee shall adjust equitably (a) the number and class of shares or other securities that are reserved for issuance under the Plan, (b) the number and class of shares or other securities that are subject to outstanding Options, and (c) the appropriate Fair Market Value and other price determinations applicable to Options. The Committee shall make all determinations under this Section 8, and all such determinations shall be conclusive and binding. Notwithstanding the foregoing, in the event of a stock split, stock dividend, reverse stock split, or substantially similar transaction (the “Event”): (1) the number of shares subject to each then-outstanding Option shall be automatically adjusted so that upon exercise of each such Option, the holder of the Option shall be entitled to receive the number of shares of Common Stock which the holder would have been entitled to receive after the Event had the Option been exercised immediately before the earlier of the date of the consummation of the Event or the record date of the Event (the “Event Date”); (2) the exercise price of a share of Common Stock subject to each then-outstanding Option shall be automatically adjusted to equal the exercise price per share set forth in the Option agreement, divided by the “Adjustment Factor” (the “Adjustment Factor” shall equal the number (or fractional number) of shares of Common Stock that the holder of one share of Common Stock before the Event Date would hold after the Event Date); (3) the number of shares of Common Stock available for issuance under the Plan immediately after the Event Date shall be automatically adjusted to equal the number of shares available for issuance under the Plan immediately prior to the Event Date, multiplied by the Adjustment Factor; (4) the maximum annual grant limit set forth in Section 3(e) of the Plan shall be automatically adjusted by multiplying such limit by the Adjustment Factor; (5) any per share exercise price containing a fraction of a cent shall be rounded up to the next highest cent; (6) any Option to purchase fractional shares shall be automatically eliminated; and (7) any share limits with a fractional amount shall be rounded down to the next lowest whole number. The automatic adjustments described in the foregoing sentence shall not be made to the extent that the Committee determines in its discretion that the automatic adjustment(s) would constitute a modification under Section 424(h)(3) of the Code, would result in the loss of incentive stock option status for an option, would result in a charge for financial accounting purposes, or would not constitute an equitable adjustment under the circumstances. In such cases, the Committee shall determine the appropriate adjustments to be made to outstanding awards, per share exercise prices, and the share limits set forth in the Plan, and the Committee’s determination shall be binding and conclusive.

SECTION 9.     TERM OF PLAN.

      The Plan shall be deemed adopted and shall become effective on the date it is approved by the stockholders of the Company and shall continue until March 31, 2014,(2) or, if earlier, upon termination of the Plan by the Board or until no Common Stock remains available for issuance under Section 4.

SECTION 10.     CHANGE IN CONTROL.

      Except as otherwise determined by the Committee in its sole discretion, and set forth in the relevant grant agreement, in the event of a Change in Control, all outstanding Options shall fully vest in each Participant. The Committee, in its discretion, may also provide in any Option agreement for adjustment of certain terms of such Option upon the occurrence of a Change in Control.

(2) As amended, effective April 1, 2004.

SECTION 11.     GENERAL PROVISIONS.

      (a) Employment. Nothing in the Plan or in any related instrument shall confer upon any employee Participant or other employee any right to continue in the employ of the Company or shall affect the right of the Company to terminate the employment of any employee Participant or other employee with or without cause.

      (b) Legality of Issuance of Shares. No Common Stock shall be issued pursuant to the exercise of an Option unless and until all legal requirements applicable to such issuance have been satisfied.

      (c) Ownership of Common Stock Allocated to Plan. No Participant (individually or as a member of a group), and no beneficiary or other person claiming under or through such Participant, shall have any right, title or interest in or to any Common Stock allocated or reserved for purposes of the Plan or subject to any Option, except as to shares of Common Stock, if any, as shall have been issued to such Participant or beneficiary.

      (d) Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

      (e) Withholding of Taxes. The Company may withhold, or allow a Participant to remit to the Company, any Federal, state or local taxes required by law to be withheld with respect to any event giving rise to income tax liability with respect to an Option. In order to satisfy all or any portion of such income tax liability, a Participant may elect to surrender Common Stock previously acquired by the Participant or to have the Company withhold Common Stock that would otherwise have been issued to the Participant pursuant to the exercise of an Option, provided that the number of shares of such withheld or surrendered Common Stock shall not be greater than the amount that is necessary to satisfy the minimum withholding obligation of the Company that arises with respect to the Option.

      (f) Transferability of Options. Except as otherwise determined by the Committee in its sole discretion, and set forth in the relevant grant agreement, Options shall be nonassignable and nontransferable by the Participant other than by will or the laws of descent and distribution. During a Participant’s lifetime, Options shall be exercisable only by the Participant or the Participant’s agent, attorney-in-fact or guardian, or by a transferee permitted by the relevant grant agreement. Incentive Stock Options shall be nonassignable and nontransferable by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s agent, attorney-in-fact or guardian.

SECTION 12.     AMENDMENT OR DISCONTINUANCE OF THE PLAN.

      The Board, acting by a majority of its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan; provided, however, that the Board may not materially increase the number of shares of Common Stock subject to the Plan (except as provided in Section 8 hereof); and provided further that no such action shall materially and adversely affect any outstanding Options without the consent of the respective Participants.

SECTION 13.     EFFECTIVE DATE OF THE PLAN.

      The Plan as adopted by the Board and approved by stockholders was originally effective as of November 8, 1990 and amended and restated as of April 1, 1996, May 1, 1997, December 31, 1997, February 23, 1998, January 1, 1999, April 15, 2001, June 21, 2002 and January 31, 2003. The Plan was further amended and restated effective April 1, 2004 (the “Effective Date”).

APPENDIX C

ReGen Biologics, Inc.

Non-Employee Director Stock Option Plan
(Amended and Restated Effective January 31, 2003,
with the Proposed Amendment to be Effective April 1, 2004)

SECTION 1.     PURPOSE

      The purpose of the Plan, as hereinafter set forth, is to enable the Company to attract, retain and reward qualified non-employee directors by offering them an opportunity to have a greater proprietary interest in and a closer identity with the Company and its financial success.

      Options granted under this Plan shall be nonqualified stock options.

SECTION 2.     DEFINITIONS.

      Board: The Board of Directors of the Company.

      Change in Control: The purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally; the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 30% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company’s then outstanding securities; a liquidation or dissolution of the Company; or of the sale of all or substantially all of the Company’s assets.

      Code: The Internal Revenue Code of 1986, as amended from time to time.

      Committee: The Chairman of the Board and such other employee members of the Board, if any, who the Chairman may select to assist him or her in the administration of the Plan in accordance with Section 3.

      Common Stock: The common stock, $0.01 par value, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 8.

      Company: ReGen Biologics, Inc., a Delaware corporation, its subsidiary or subsidiaries, and any successor thereto.

      Disabled or Disability: Permanent and total disability, as defined in Code Section 22(e)(3). A Participant shall not be considered Disabled unless the Committee determines that the Disability arose prior to such Participant’s termination of membership on the Board.

      Exchange Act: The Securities Exchange Act of 1934, as amended from time to time.

      Fair Market Value: The amount determined by the Committee from time to time, using such good faith valuation methods as it deems appropriate, except that as long as the Common Stock is traded on NASDAQ or a recognized stock exchange, it shall mean the average of the highest and lowest quoted selling prices for the shares on the relevant date, or, if there were no sales on such date, the weighted average of the means between the highest and the lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation Section 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

      Option: A nonqualified stock option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

      Participant: Any non-employee member of the Board.

      Plan: The ReGen Biologics, Inc. Non-Employee Director Stock Option Plan, as amended from time to time.

SECTION 3.     ADMINISTRATION.

      Committee. The Plan shall be administered by the Committee.

      Authority of the Committee. The Committee shall have the authority to construe and interpret the Plan and to establish, amend or waive rules and regulations for its administration. Subject to the limitations of the express provisions of the Plan, Options may be subject to such provisions as the Committee shall deem advisable, and may be amended by the Committee from time to time; provided that no such amendment may adversely affect the rights of the holder of an Option without such holder’s consent.

      Powers of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

      Indemnification. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it. To the maximum extent permitted by applicable law, each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including legal fees) or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members may have as members of the Board or under the by-laws of the Company.

SECTION 4.     COMMON STOCK SUBJECT TO PLAN.

      The aggregate shares of Common Stock that may be issued under the Plan shall not exceed 2,500,000(1) as adjusted in accordance with the provisions of Section 8.

      In the event of a lapse, expiration, termination, forfeiture or cancellation of any Option granted under the Plan without the issuance of shares, the Common Stock subject to or reserved for such Option may be used again for new grants of Options hereunder; provided that in no event may the number of shares of Common Stock issued hereunder exceed the total number of shares reserved for issuance. Any shares of Common Stock withheld or surrendered to pay withholding taxes pursuant to Section 11(e) or withheld or surrendered in full or partial payment of the exercise price of an Option pursuant to Section 6(e) shall be added to the aggregate shares of Common Stock available for issuance.

SECTION 5.     ELIGIBILITY.

      Options shall be granted under the Plan solely to individuals who are non-employee members of the Board (“Participants”).

SECTION 6.     TERMS AND CONDITIONS OF OPTIONS.

      Each Option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate that are not inconsistent with the provisions of the Plan:

      Timing of Option Grants and Number of Underlying Shares. Options shall be granted to such Participants as the Committee may designate at such time or times as the Committee may determine. Each Option agreement shall designate the number of shares of Common Stock to which they pertain.

      Exercise Price. The per share exercise price of each Option granted under the Plan shall be determined by the Committee at the time the Option is granted.

(1) As amended effective April 1, 2004.

      Vesting of Options. Each Option agreement shall specify the manner in which the Option shall vest.

      Option Period. Each Option agreement shall specify the period for which the Option thereunder is granted and shall provide that the Option shall expire at the end of such period.

      Payment. The exercise price of an Option shall be paid in full at the time of exercise (i) in cash, (ii) through the surrender of previously-acquired shares of Common Stock having a Fair Market Value equal to the exercise price of the Option provided that such previously-acquired shares have been held by the Participant for at least six months, unless the Committee in its discretion permits the use of shares held less than six months, (iii) through the withholding by the Company (at the election of the Participant) of shares of Common Stock having a Fair Market Value equal to the exercise price, provided that the Participant attests in a manner acceptable to the Committee that he or she holds previously-acquired shares equal in number to the number of shares withheld by the Company and has held such previously-acquired shares for at least six months, (iv) through the withholding by the Company (at the discretion of the Committee) of shares of Common Stock have a Fair Market Value equal to the exercise price, or (v) by a combination of (i), (ii), (iii) and (iv), in the discretion of the Committee.

SECTION 7.     TREATMENT OF OPTIONS UPON TERMINATION.

      Termination due to Disability or Death. Upon the termination of a Participant’s membership on the Board by reason of Disability or death, such Participant’s Options shall become or remain fully vested and shall be exercisable by such Participant (or, in the case of death, by his or her estate) for not later than the earlier of one year after the termination date or the expiration of the term of the Options.

      Termination Other than For Cause. Except as otherwise determined by the Committee in its sole discretion and set forth in the relevant grant agreement, upon the termination of a Participant’s membership on the Board for any reason other than for Cause (as defined in Section 7(c)), Disability or death, such Participant’s Options (to the extent vested prior to such termination) may be exercised by such Participant during the six-month period commencing on the date of termination, but not later than the expiration of the term of the Options. If a Participant dies during such six-month period, his or her estate may exercise the Options (to the extent such Options were vested and exercisable prior to death), but not later than the earlier of one year after the date of death or the expiration of the term of the Options.

      Termination for Cause. Upon termination of a Participant’s membership on the Board for Cause (as defined below), the Participant’s right to exercise his or her Options shall terminate at the time notice of termination is given by the Company to such Participant. For purposes of this provision, substantial cause shall include:

      The commission of an action against or in derogation of the interests of the Company which constitutes an act of fraud, dishonesty or moral turpitude or which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

      A material breach of any material duty or obligation imposed upon the Participant by the Company;

      Divulging the Company’s confidential information; or

      The performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interests of the Company so as to constitute substantial cause for termination.

SECTION 8.     ADJUSTMENT PROVISIONS.

      In the event of a stock split, stock dividend, recapitalization, reclassification or combination of shares, merger, sale of assets or similar event, the Committee shall adjust equitably (a) the number and class of shares or other securities that are reserved for issuance under the Plan, (b) the number and class of shares or other securities that are subject to outstanding Options, and (c) the appropriate Fair Market Value and other price determinations applicable to Options. The Committee shall make all determinations under this Section 8, and all such determinations shall be conclusive and binding. Notwithstanding the foregoing, in the event of a stock split, stock dividend, reverse stock split, or substantially similar transaction (the “Event”):

(1) the number of shares subject to each then-outstanding Option shall be automatically adjusted so that upon exercise of each such Option, the holder of the Option shall be entitled to receive the number of shares of Common Stock which the holder would have been entitled to receive after the Event had the Option been exercised immediately before the earlier of the date of the consummation of the Event or the record date of the Event (the “Event Date”); (2) the exercise price of a share of Common Stock subject to each then-outstanding Option shall be automatically adjusted to equal the exercise price per share set forth in the Option agreement, divided by the “Adjustment Factor” (the “Adjustment Factor” shall equal the number (or fractional number) of shares of Common Stock that the holder of one share of Common Stock before the Event Date would hold after the Event Date); (3) the number of shares of Common Stock available for issuance under the Plan immediately after the Event Date shall be automatically adjusted to equal the number of shares available for issuance under the Plan immediately prior to the Event Date, multiplied by the Adjustment Factor; (4) any per share exercise price containing a fraction of a cent shall be rounded up to the next highest cent; (5) any Option to purchase fractional shares shall be automatically eliminated; and (6) any share limits with a fractional amount shall be rounded down to the next lowest whole number. The automatic adjustments described in the foregoing sentence shall not be made to the extent that the Committee determines in its discretion that the automatic adjustment(s) would result in a charge for financial accounting purposes or would not constitute an equitable adjustment under the circumstances. In such cases, the Committee shall determine the appropriate adjustments to be made to outstanding awards, per share exercise prices, and the share limits set forth in the Plan, and the Committee’s determination shall be binding and conclusive.

SECTION 9.     TERM OF PLAN.

      The Plan shall be deemed adopted and shall become effective on the date it is approved by the stockholders of the Company and shall continue until terminated by the Board or until no Common Stock remains available for issuance under Section 4, whichever occurs first.

SECTION 10.     CHANGE IN CONTROL.

      In the event of a Change in Control, all outstanding Options shall fully vest in each Participant.

SECTION 11.     GENERAL PROVISIONS.

      Board Membership. Nothing in the Plan or in any related instrument shall confer upon any Participant any right to continue as a member of the Board or shall affect the right of the Company to terminate the Board membership of any Participant with or without cause.

      Legality of Issuance of Shares. No Common Stock shall be issued pursuant to the exercise of an Option unless and until all legal requirements applicable to such issuance have been satisfied.

      Ownership of Common Stock Allocated to Plan. No Participant (individually or as a member of a group), and no beneficiary or other person claiming under or through such Participant, shall have any right, title or interest in or to any Common Stock allocated or reserved for purposes of the Plan or subject to any Option, except as to shares of Common Stock, if any, as shall have been issued to such Participant or beneficiary.

      Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Virginia.

      Withholding of Taxes. The Company may withhold, or allow a Participant to remit to the Company, any Federal, state or local taxes required by law to be withheld with respect to any event giving rise to income tax liability with respect to an Option. In order to satisfy all or any portion of such income tax liability, a Participant may elect to surrender Common Stock previously acquired by the Participant or to have the Company withhold Common Stock that would otherwise have been issued to the Participant pursuant to the exercise of an Option, provided that the number of shares of such withheld or surrendered Common Stock shall not be greater than the amount that is necessary to satisfy the minimum withholding obligation of the Company that arises with respect to the Option.

      Nontransferability. During the lifetime of a Participant, any Option granted to him or her shall be exercisable only by him or her or by his or her guardian or legal representative. No Option shall be assignable or transferable, except by will or by the laws of descent and distribution, and no option shall be subjected to any encumbrance, pledge or charge of any nature.

SECTION 12.     AMENDMENT OR DISCONTINUANCE OF PLAN.

      The Board, acting by a majority of its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan; provided, however, that the Board may not materially increase the number of shares of Common Stock subject to the Plan (except as provided in Section 8 hereof); and provided further that no such action shall materially and adversely affect any outstanding Options without the consent of the respective Participants.

SECTION 13.     EFFECTIVE DATE OF PLAN.

      The Plan as adopted by the Board and approved by stockholders was originally effective on April 1, 1996, and was amended on December 9, 2000. The Plan was amended and restated effective April 5, 2001, was amended again effective October 1, 2002, and was amended and restated effective January 31, 2003. The Plan as amended and restated herein is effective April 1, 2004 (the “Effective Date”).

REVOCABLE PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

REGEN BIOLOGICS, INC.

Proxy for the Annual Meeting of Stockholders
to be held on Tuesday, May 25, 2004.

     The undersigned stockholder of ReGen Biologics, Inc. (the “Company”) hereby constitutes and appoints Gerald E. Bisbee, Jr., Ph.D. and Brion D. Umidi and each of them, true and lawful agents and proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all shares of stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of ReGen Biologics, Inc. to be held on Tuesday, May 25, 2004 at 2:00 p.m. Eastern time, at the offices of the Company’s legal counsel, Shaw Pittman LLP, 335 Madison Avenue, 26th Floor, New York, New York 10017 and at any and all adjournments and postponements thereof (the “Meeting”), on all matters properly before the Meeting.

     THIS PROXY, IF SIGNED, WILL BE VOTED AS DIRECTED. HOWEVER, IF NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” ALL PERSONS SET FORTH IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, 5 AND 6; ALL OF WHICH MATTERS ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT OF WHICH THE UNDERSIGNED STOCKHOLDER ACKNOWLEDGES RECEIPT.

     THIS PROXY GRANTS DISCRETIONARY AUTHORITY TO VOTE IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES ON OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

PLEASE VOTE, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THE BOARD RECOMMENDS A VOTE FOR ALL PROPOSALS.

[X]	Please mark votes as in this example.

		FOR	WITHHOLD AUTHORITY
1.	To elect Gerald E. Bisbee, Jr., Ph.D., Abhi Acharya, Ph.D., Alan Baldwin, Richard Fritschi, Robert G. McNeil, Ph.D., and J. Richard Steadman, M.D. as directors for the next year;	☐	☐

To withhold your vote for one or more nominees listed above, write the name of the nominee(s) on the line(s) below

		FOR	AGAINST	ABSTAIN
2.	To approve a one for eight reverse stock split of all of ReGen’s issued and outstanding Common Stock subject to the authority of the Board;	☐	☐	☐
		FOR	AGAINST	ABSTAIN

3.	To approve the proposal to amend our Employee Stock Option Plan;	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	To approve the proposal to amend our Non-Employee Director Stock Option Plan;	☐	☐	☐
		FOR	AGAINST	ABSTAIN

5.	To ratify the appointment of Ernst & Young LLP as our independent accountants for the current fiscal year; and	☐	☐	☐

		FOR	AGAINST	ABSTAIN
6.	To transact such other business as may come before the Meeting or any adjournment thereof.	☐	☐	☐

I plan to attend the Meeting. ☐

The signer hereby revokes all proxies heretofore given by the signer to vote at the Meeting or any other adjournments thereof.

Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date:

Signature:	Date:

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.